Exhibit 99.4

Project Eagle Three Presentation to the Liberty Media Board of Directors Goldman, Sachs & Co. 03-May-2009

Table of Contents I. Transaction Analysis II. Summary Valuation Perspectives A. Regional Sports Networks B. Game Show Network C. DirecTV Appendix A: Transaction Overview Appendix B: Supplemental Materials Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you (and each of your employees, representatives, and other agents) may disclose to any and all persons the US federal income and state tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind.

Transaction Analysis 3 I. Transaction Analysis

Transaction Analysis 4 Agreement and Plan of Merger Key Deal Terms The Merger Merger Sub One will merge with and into DirecTV Group, Inc., with DirecTV continuing as the surviving corporation (the “DTV Merger”) Merger Sub Two will merge with and into LEI, with LEI continuing as the surviving corporation (the “Splitco Merger,” and together with the DTV Merger, the “Merger”) Effect on Capital Stock Pursuant to the Malone Agreement, immediately prior to the consummation of the Merger, John C. Malone and certain other persons named in the Malone Agreement will contribute all shares of LEI Class B common stock beneficially owned by them (the “Malone Shares”) to Holdings in exchange for a number of shares of Holdings Class B common stock equal to the product of (x) the number of Malone Shares and (y) the Splitco Exchange Ratio. Pursuant to the Merger Agreement, each share of DTV common stock will be converted into the right to receive one share of Holdings Class A common stock. Pursuant to the Merger Agreement, each share of LEI Class A common stock and LEI Class B common stock (excluding the Malone Shares) will be converted into the right to receive a number of shares of Holdings Class A common stock equal the Splitco Exchange Ratio. Each share of Holdings Class A common stock will be entitled to one vote per share; each share of Holdings Class B common stock will be entitled to fifteen votes per share. Splitco Exchange Ratio 1.11111, as adjusted to reflect certain increases / decreases in the number of outstanding shares of LMDI and/or LEI and to reflect the grants of equity awards (post 01-Mar-2009) Assets Held by LEI Prior to Effective Time of the Merger 54% interest in DirecTV 100% interest in Liberty Sports Holdings LLC (RSNs) 65% interest in GSN, LLC $29.7mm of LEI corporate cash and $44.6mm of subsidiary cash reflecting 100% of cash at RSNs for a total of $74.3mm, as of 31-Mar-2009 LEI will assume $1.999bn (as of 31-Mar-2009) of Liberty indebtedness Indemnification Holdings shall indemnify former directors and officers of DirecTV Group, Inc., Liberty and LEI to the fullest extent required by the organizational documents of DirecTV Group, Inc., Liberty and LEI, any indemnification agreements or as permitted by law Greenlady Debt1 If, prior to the Merger, Greenlady II pays any portion of the Greenlady Debt using certain funds provided by Liberty Media to Greenlady, DirecTV Group, Inc. shall cause such amount to be repaid to Liberty at the Closing If the parties are unable to effect the Greenlady Debt Restructuring once all other conditions to the Merger have been satisfied, DirecTV Group, Inc. shall repay the Greenlady Debt in full Conditions Precedent Completion of the Split-Off and Liberty Restructuring A majority of the voting power of the Series A Liberty Entertainment Common Stock (LMDIA), excluding shares held by the Malones, his affiliates and any director or officer of Liberty, shall have approved the Split-Off, the Malone Agreement and the Merger Holders of a majority of the outstanding shares of DirecTV common stock (other than the Malones, his affiliates, Liberty, and directors/officers of Liberty) must have approved the Merger Agreement FCC approval, HSR clearance Receipt of certain IRS private letter rulings and legal opinions in connection with certain federal income tax matters Other customary conditions Termination Fee LEI shall pay to DirecTV Group, Inc. a termination fee of $450mm (the “Termination Fee”) and an expense reimbursement up to $10mm (the “Expense Reimbursement”) if the Merger Agreement is terminated by DirecTV Group, Inc. by reason of Liberty Board withdrawing the Liberty Board Recommendation or recommending any LEI Takeover Proposal DirecTV Group, Inc. shall pay to LEI the Termination Fee and the Expense Reimbursement if the Merger Agreement is terminated by LEI by reason of the DirecTV Group, Inc. Board withdrawing the DirecTV Group, Inc. Board Recommendation for the Merger or recommending any DirecTV Group, Inc. Takeover Proposal Termination Fee and/or Expense Reimbursement payable in certain other circumstances Source: Liberty Management, Merger Agreement Note: The following summary is intended to provide a high-level overview of key terms of the Merger Agreement and is not intended to be exhaustive. Capitalized terms used but not defined herein have meanings ascribed to them in the Merger Agreement 1 Greenlady Debt refers to the $1,999mm derivative borrowing relating to the purchase of 78.3mm DTV shares subject to collar.

Transaction Analysis 5 Liberty Entertainment, Inc. (“LEI”) / DirecTV Merger Illustrative Transaction Review ($ and shares in millions, except per share data) Pursuant to the Malone Agreement, John C. Malone and certain other persons named in the Malone Agreement contribute all shares of LEI Class B common stock beneficially owned by the them (the “Malone Shares”) in exchange for a number of Holdings Class B common stock based on the Splitco Exchange Ratio of approximately 1.11111, subject to adjustment LEI (post split-off) and DirecTV merge Each share of LEI Class A and Class B common stock (other than the Malone Shares) is converted into shares of Holdings Class A common stock based on the Splitco Exchange Ratio of approximately 1.11111, subject to adjustment Each share of Holdings Class A common stock will be entitled to one vote per share; each share of Holdings Class B common stock will be entitled to fifteen votes per share Midpoint Illustrative Private Asset Values for Regional Sports Networks and Game Show Network2 Implied value received for Liberty-owned DTV shares at a premium to public trading value3 Value of Collar @ current DTV trading price: $47mm4 Liability Associated with LEI Options @ current DTV trading price: ($126)mm5 Debt and cash at LEI valued at current book value6 Implied Exchange Ratio for LEI Shares 1.11 x Implied Exchange Ratio for LMDI Shares1 1.00 x Shares Received by LEI in Exchange 518.3 Illustrative DTV Share Price $ 24.57 Equity Consid. to LEI Shareholders $ 12,735 Illustrative Private Asset Value2 $ 700 $ 850 Implied Value to LEI for DTV Shares3 14,025 13,875 Value (Liability) Associated with DTV Collar4 47 47 Liability Associated with LEI Options5 (126) (126) Net Debt (Post-Split)6 (1,912) (1,912) Equity Consid. to LEI Shareholders $ 12,735 $ 12,735 Shares Issued to LEI in Exchange 518.3 Shares Issued to Current DTV Public Holders7 468.6 Total Holdings Shares 986.9 Implied Liberty Shareholder Ownership %8 52.5% Source: Liberty Management, Public Filings Note: Market data as of 01-May-2009 1 Based on 0.90x exchange ratio in split-off. 2 Illustrative private asset value of $700mm reflects midpoint of comparables based valuation of the Regional Sports Networks and Game Show Network (65%). Illustrative private asset value of $850mm value reflects the midpoint of the DCF valuation of the Regional Sports Networks and midpoint of comparables based valuation of Game Show Network (65%). 3 Current Liberty stake based on 548.7mm DTV shares owned by Liberty. Implied value received is $25.56 per share, a 4.0% premium to current trading price based on an illustrative private asset value of $700, and $25.29 per share, a 2.9% premium to current trading price based on an illustrative private asset value of $850. 4 Collar Asset / Liability value associated with debt underlying the 2008 Liberty purchase of 78.3mm DTV shares. Valued using Black-Scholes methodology. Collar valued at current DTV share price of $24.57 5 Liability associated with LEI options calculated as Treasury Stock Method dilution reflecting 90% of LMDI options and DTV share price as of 01-May-2009 share price. Value includes the tax benefit associated with the option dilution. Assumes 40% tax rate per Liberty Management. Weighted average exercise price of current options outstanding of $20.24 and 21.9mm current options outstanding. Liability associated with LEI options assumes no options are exercised prior to close. 6 Net Debt based on $1,999mm derivative borrowing (related to collar loan) and $74mm cash associated with 100% of cash at the Regional Sport Networks and 100% of cash at the LEI corporate level per Liberty Management. Also includes 65% of cash at GSN. 7 Based on an exchange ratio per Merger Agreement where 1 DirecTV share is exchanged for 1 Holdings share. Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash. 8 PF Ownership and Exchange Ratio reflects basic shares issued to LEI shareholders in transaction. Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash.

Transaction Analysis 6 Transaction Assessment Liberty Entertainment (LEI) DirecTV (DTV) Shareholders will obtain direct ownership in DirecTV DTV shares owned by Liberty valued at a premium Tax-free exchange Programming assets converted for incremental DTV stock Fall away of standstill and other shareholder agreements Continued DTV Board representation Potential additional index demand due to reweighting in S&P 500 Assumption by DTV of DTV share collar and collar debt LEI programming asset alignment with DTV distribution Increased float and liquidity for DTV stock Elimination of arbitrage between LMDI/LEI and DTV stock Acquisition of programming assets Simplification of ownership / governance structure Enhanced strategic flexibility Potential additional index demand due to reweighting in S&P 500 Source: Based on discussions with Liberty Management

Transaction Analysis 7 Illustrative Transaction Economic and Voting Ownership (in millions, except per share data) Illustrative Pro Forma % Ownership Current Shares Exchange Ratio Pro Forma Shares Votes per Share Pro Forma Votes Economic Voting Public DirecTV Shareholders 468.6 1.00 x 468.6 1.0 468.6 47.5% 36.3% LEI Shareholders: A Shareholders (ex. Malone) 1 442.3 1.11 x 491.5 1.0 491.5 49.8% 38.0% B Shareholders (ex. Malone) 1 1.7 1.11 x 1.9 1.0 1.9 0.2% 0.1% Total Non-Malone LEI Shareholders 493.4 493.4 50.0% 38.2% Malone A Shares 1 2.8 1.11 x 3.1 1.0 3.1 0.3% 0.2% Malone B Shares 1 19.6 1.11 x 21.8 15.0 327.1 2.2% 25.3% Total Malone 24.9 330.2 2.5% 25.6% Total LEI A Shareholders 494.6 1.0 494.6 50.1% 38.3% Total LEI B Shareholders 23.7 15.0 329.0 2.4% 25.5% Total LEI Shareholders 518.3 823.6 52.5% 63.7% Total 986.9 1,292.2 100.0% 100.0% Source: Public Filings, Bloomberg Note: Current and pro forma shares represent basic shares outstanding. Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash. Pursuant to the Malone Agreement, the Malones have agreed to vote any shares of Holdings Class B common stock that would entitle the Malones to more than 24% of the total voting power of Holdings in the same manner as, and in the same proportion to, all other stockholders of Holdings. 1 Malone ownership as per 24-Apr-2009 preliminary split-off proxy, excluding stock options, and includes restricted shares, shares held in the Liberty 401(k) Savings Plan, shares held by Mr. Malone’s wife, Mrs. Leslie Malone, as to which shares Mr. Malone has disclaimed beneficial ownership, as well as shares held by a trust with respect to which Mr. Malone is the sole trustee and certain trusts as to the assets of which Mr. Malone retains the right of substitution.

Transaction Analysis 8 Illustrative Exchange Ratio History LEI / DTV 0.99x 1.11x 0.36x 0.48x 0.59x 0.71x 0.82x 0.94x 1.05x 1.17x Mar-2008 May-2008 Jun-2008 Aug-2008 Oct-2008 Dec-2008 Feb-2009 Apr-2009 Daily from 04-Mar-2008 to 01-May-2009 Illustrative Exchange Ratio LEI / DTV (1) Statistic Average 1 Month 0.93 x 3 Months 0.88 6 Months 0.79 Since Split Announcement 0.82 Since Tracker Creation (04-Mar-2008) 0.88 Source: Bloomberg 1 Illustrative LEI/DTV exchange ratio implied by LMDI/DTV exchange ratio as per split-off agreement. 90% of LMDI shares and equity value assumed to be split off.

Transaction Analysis 9 Illustrative LEI Premiums Analysis ($ in millions, except per share data) Illustrative Exchange Ratio 1.06 x 1.08 x 1.10 x 1.11 x 1.12 x 1.14 x 1.16 x Shares in Holdings Issued to LEI Shareholders 1 494.5 503.8 513.1 518.3 522.4 531.8 541.1 Implied Equity Consideration for LEI Shares $ 12,149 $ 12,378 $ 12,607 $ 12,735 $ 12,837 $ 13,066 $ 13,295 Implied Equity Value Received per LEI Share $ 26.04 $ 26.54 $ 27.03 $ 27.30 $ 27.52 $ 28.01 $ 28.50 LMDI Illustrative LEI Premiums Paid 2 Share Price Share Price 2 Current $ 24.33 $ 24.33 7.0% 9.1% 11.1% 12.2% 13.1% 15.1% 17.1% 52-Week High 28.64 28.64 (9.1%) (7.3%) (5.6%) (4.7%) (3.9%) (2.2%) (0.5%) 1 Month Average 22.90 22.90 13.7% 15.9% 18.0% 19.2% 20.2% 22.3% 24.5% 3 Month Average 19.96 19.96 30.5% 32.9% 35.4% 36.8% 37.9% 40.3% 42.8% 6 Month Average 17.67 17.67 47.4% 50.2% 53.0% 54.5% 55.7% 58.5% 61.3% Since Tracker Creation 21.55 21.55 20.9% 23.1% 25.4% 26.7% 27.7% 30.0% 32.3% Net Asset Value Premiums Paid 3 Per LEI Share 3 Current NAV ($700mm Private Asset Value) 4 $ 26.14 (0.3%) 1.5% 3.4% 4.5% 5.3% 7.2% 9.1% Current NAV ($850mm Private Asset Value) 4 26.46 (1.6%) 0.3% 2.2% 3.2% 4.0% 5.9% 7.7% Source: CapitalIQ, Bloomberg Note: Market data as of 01-May-2009 1 Holdings shares issued to LEI shareholders based on illustrative exchange ratio applied to LEI shares outstanding (90% of 518.3mm LMDI shares). Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash. 2 Reflects premium relative to Illustrative LEI equity value. Illustrative LEI Share Price is calculated assuming 90% of LMDI shares and equity value assumed to be split off. 3 Reflects premium relative to Net Asset Value per LEI share. LEI NAV is calculated as the sum of Liberty’s stake in DTV (548.7mm shares at market), illustrative private asset values ($700mm and $850mm, respectively) and the value of the collar less LEI’s net debt of $1,912mm and $126mm liability associated with LEI options. NAV per LEI share is obtained on the basis of 466.5mm LEI shares outstanding (90% of LMDI’s 518.3mm shares). 4 Illustrative private asset value of $700mm reflects midpoint of comparables based valuation of the Regional Sports Networks and Game Show Network (65%). Illustrative private asset value of $850mm value reflects the midpoint of the DCF valuation of the Regional Sports Networks and midpoint of comparables based valuation of Game Show Network (65%).

Transaction Analysis 10 Illustrative Value for Pro Forma Ownership ($ in millions, except per share data) Illustrative Pre-Deal Value Illustrative Post-Deal Value 3 LMDI Share Price $ 24.33 Diluted Shares Outstanding 518.3 Implied LMDI Equity Value $ 12,610 9/10ths of Current LMDI Equity Value Contrib.1 $ 11,349 Holdings Shares Issued 2 518.3 Pro Forma Shares 2 986.9 LEI Pro Forma Ownership 52.5% Illustrative Private Asset Value 4 $ 700 $ 850 Current DTV Enterprise Value 5 29,866 29,866 Less: Net Debt (DTV) (4,871) (4,871) Less: Net Debt (Liberty Entertainment) (1,912) (1,912) Collar Asset / (Liability) at Current Market 47 47 Liability Associated with LEI Options 6 (126) (126) PF Equity Value for DTV $ 23,704 $ 23,854 LEI PF % Shareholder Ownership 52.5% 52.5% Illustrative Equity Value Received $ 12,449 $ 12,528 Implied Accretion to LEI Shareholder Value 7 9.7% 10.4% Implied Accretion to LEI Shareholder Value 7 Illustrative LEI Equity Value Contributed $ 10,000 $ 10,500 $ 11,000 $ 11,349 $ 12,449 24.5% 18.6% 13.2% 9.7% 12,528 25.3% 19.3% 13.9% 10.4% Illustrative Equity Value Received Source: Liberty Management, Public Filings Note: Market data as of 01-May-2009 1 Reflects an assumption that LEI equity value is based on 90% of LMDI equity value 2 Holdings Shares include only shares issued in DTV/LEI exchange. Pro Forma shares includes Holdings shares issued in the exchange and 468.6mm publicly DTV shares. Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash. 3 Post-deal value based on illustrative value for Private Assets; collar value per Black-Scholes methodology, $74mm cash associated with 100% of cash at the Regional Sport Networks and 100% of cash at the LEI corporate level, liability associated with LEI options and $1,999mm of gross debt contributed by LEI per Liberty Management guidance. Also includes 65% of cash at GSN. 4 Illustrative private asset value of $700mm reflects midpoint of comparables based valuation of the Regional Sports Networks and Game Show Network (65%). Illustrative private asset value of $850mm value reflects the midpoint of the DCF valuation of the Regional Sports Networks and midpoint of comparables based valuation of Game Show Network (65%). 5 DTV enterprise value based on closing price as of 01-May-2009 and $4,871mm in net debt per Liberty Management. 6 Liability associated with LEI options calculated as Treasury Stock Method dilution reflecting 90% of LMDI options and DTV share price as of 01-May-2009 share price. Value includes the tax benefit associated with the option dilution. Assumes 40% tax rate per Liberty Management. Liability associated with LEI options assumes no options are exercised prior to close. 7 Accretion to LEI Shareholders based on LEI equity value implied by 9/10ths of current LMDI trading equity value.

Transaction Analysis 11 Illustrative Equity Value Per Share LEI Value Contributed and DTV Holdings Value Received ($ and shares in millions, except per share data) Illustrative DTV Share Price $ 19.66 $ 22.11 $ 24.57 $ 27.03 $ 29.48 Premium (Discount) to Current (20%) (10%) 0% 10% 20% Implied DirecTV EBITDA Multiple 4.4 x 4.9 x 5.3 x 5.8 x 6.2 x Value of LEI held DTV Shares 10,786 12,134 13,482 14,830 16,178 Implied Value Contributed per Holdings Share 1 $ 700 $ 19.21 $ 21.39 $ 23.52 $ 25.63 $ 27.73 750 19.30 21.49 23.62 25.73 27.83 800 19.40 21.59 23.71 25.82 27.92 850 19.50 21.68 23.81 25.92 28.02 Illustrative DTV Share Price $ 19.66 $ 22.11 $ 24.57 $ 27.03 $ 29.48 Implied DTV Equity Value 19,996 22,495 24,995 27,494 29,994 Implied PF Holdings Per Share Value 2 $ 700 $ 19.42 $ 21.74 $ 24.02 $ 26.29 $ 28.56 750 19.47 21.79 24.07 26.34 28.61 800 19.52 21.84 24.12 26.40 28.66 850 19.57 21.89 24.17 26.45 28.71 Illustrative Value of Private Assets 3 Illustrative Value of Private Assets 3 1 Implied LEI Value contributed per share equals value of DirecTV shares held by LEI at various DTV share prices plus LEI collar value at various DTV share prices, Net Debt contributed from LEI, LEI option dilution liability, and value of Private Assets, divided by the total shares received in the transaction (518.3mm). 2 Implied Pro Forma Holdings per share value calculated as current DTV equity value based on illustrative DTV share prices, plus the LEI collar value at various DTV share prices, Net Debt contributed from LEI, LEI option dilution liability, and value of Private Assets, divided by the pro forma shares in the transaction (986.9mm). 3 Range of values of $700 to $850mm informed by valuation analysis. Illustrative private asset value of $700mm reflects midpoint of comparables based valuation of the Regional Sports Networks and Game Show Network (65%). Illustrative private asset value of $850mm reflects the midpoint of the DCF valuation of the Regional Sports Networks and midpoint of comparables based valuation of Game Show Network (65%).

Transaction Analysis 12 Illustrative Analysis at Various Prices for Private Assets Combined: Regional Sports Networks and GSN ($ in millions) Illustrative Enterprise Value 1 $ 550 $ 600 $ 650 $ 700 $ 750 $ 800 $ 850 Less: Debt 0 0 0 0 0 0 0 Plus: Cash2 58 58 58 58 58 58 58 Implied Equity Value 1 $ 608 $ 658 $ 708 $ 758 $ 808 $ 858 $ 908 EV / Revenue Multiple Metric 3 2009E $ 403 1.4 x 1.5 x 1.6 x 1.7 x 1.9 x 2.0 x 2.1 x 2010E 441 1.2 1.4 1.5 1.6 1.7 1.8 1.9 Divers. Media Cable Networks EV / EBITDA Multiple 4 2009E $ 90 6.1 x 6.7 x 7.2 x 7.8 x 8.4 x 8.9 x 9.5 x 6.1 x 9.0 x 2010E 113 4.9 5.3 5.8 6.2 6.7 7.1 7.6 5.9 8.0 Source: Projections prepared by RSN Management and GSN Management Note: Balance sheet and projection data represents 100% of Regional Sports Networks and 65% of GSN businesses. Diversified Media comparables include CBS, NewsCorp, Time Warner, Viacom and Disney. Cable Networks comparables include Discovery, Scripps Networks, and Liberty Media Interactive. Market data as of 01-May-2009. 1 Illustrative Enterprise Value and Equity Value represents 100% value of Regional Sports Networks and 65% value of GSN. 2 Cash reflects proportionate cash as of 31-Mar-2009 including 100% cash from Regional Sports Networks and 65% cash from GSN per Management guidance. 3 Metric includes proportionate EBITDA and proportionate Revenue from 100% value of Regional Sports Networks and 65% value of GSN. 4 EBITDA metric includes Regional Sports Networks EBITDA and GSN OIBDA as per Management guidance.

Transaction Analysis 13 Selected Precedent Unification Transactions Transactions with 1:1 Exchange Ratio, Stock Consideration Only Reaction of Low Vote Shares 3 1 Day Prior 1 Week Prior 1 Month Prior 22-Oct-03 Alberto-Culver Company 10 : 1 1 : 1 Stock (0.2%) 0.2% 5.3% 14-Apr-03 Milacron 10 : 1 1 : 1 Stock (0.4%) 1.6% 9.9% 17-Jul-01 Conoco 5 : 1 1 : 1 Stock (2.4%) (5.8%) (11.5%) 01-Feb-01 Raytheon 10 : 1 1 : 1 Stock 0.0% 2.4% 14.1% 28-Feb-01 SAP AG 1 : 0 1 : 1 Stock 0.6% (8.8%) (15.1%) 08-Dec-00 Waddell & Reed 5 : 1 1 : 1 Stock 11.3% 13.0% 13.2% 10-May-00 1 Mitchell Energy 1 : 0 1 : 1 Stock (0.7%) 17.1% 33.1% 27-Aug-99 InfoUSA 10 : 1 1 : 1 Stock (3.1%) (20.3%) (21.7%) 06-Apr-99 Network Solutions 10 : 1 1 : 1 Stock 22.9% 8.6% 32.3% 31-Mar-99 Cherry Corp. 1 : 0 1 : 1 Stock (2.7%) 0.9% (2.7%) 23-Jul-98 2 Scott Technologies 1 : 0.05 1 : 1 Stock (1.3%) (2.7%) 4.9% Mean 1.00 : 1 2.2% 0.6% 5.6% Median 1 : 1 (0.4%) 0.9% 5.3% Control Shareholder Consideration Company Name High / Low Vote Exchange Ratio Announcement Date Source: Company filings 1 Based on first available time stamped SEC filings. First third party press reporting was on 7-Apr-2000. 2 Announced in conjunction with company restructuring plan. 3 Premium calculated from base date defined as the announcement date.

Transaction Analysis 14 Illustrative Range of DTV Collar Value ($ per share data) Date 01-May-2009 DTV Share Price $ 24.57 Dividend Yld/Borrow Cost 0.25% Underlying Strike Option Illustrative Risk Free Option Total Shares Price Type Expiration Volatility 1 Rate Value Value 11,250,000 $ 22.89 Put 30-Dec-2009 46% 1.73% $ 2.61 $ 29,315,056 17,500,000 $ 20.93 Put 14-Jul-2010 48% 1.78% $ 2.91 $ 50,954,364 12,500,000 $ 22.89 Put 26-Jan-2011 49% 1.58% $ 4.88 $ 61,059,300 15,000,000 $ 20.93 Put 10-Aug-2011 50% 1.60% $ 4.57 $ 68,551,077 17,500,000 $ 22.89 Put 15-Feb-2012 50% 1.80% $ 6.23 $ 108,969,975 25,000,000 $ 20.93 Put 29-Aug-2012 51% 1.99% $ 5.61 $ 140,334,978 Aggregate Value to Liberty $ 459,184,749 11,250,000 $ 28.33 Call 30-Dec-2009 43% 1.73% $(2.14) $(24,076,436) 17,500,000 $ 29.21 Call 14-Jul-2010 42% 1.78% $(3.07) $(53,769,606) 12,500,000 $ 30.33 Call 26-Jan-2011 42% 1.58% $(3.69) $(46,133,791) 15,000,000 $ 31.52 Call 10-Aug-2011 43% 1.60% $(4.29) $(64,413,591) 17,500,000 $ 32.73 Call 15-Feb-2012 43% 1.80% $(4.85) $(84,916,054) 25,000,000 $ 33.25 Call 29-Aug-2012 44% 1.99% $(5.57) $(139,199,445) Aggregate Value to Liberty $(412,508,924) Net Value to Liberty $ 46,675,825 Long Puts Short Calls Current Illustrative DTV Share Price: $ 19.66 $ 20.88 $ 22.11 $ 23.34 $ 24.57 $ 25.80 $ 27.03 $ 28.26 $ 29.48 Premium (Discount) to Current (20%) (15%) (10%) (5%) 0% 5% 10% 15% 20% Net Collar Value to Liberty ($mm) 412.1 321.6 230.7 139.1 46.7 (46.8) (141.4) (237.2) (334.3) Source: Bloomberg, Liberty Media public filings Note: Assumes illustrative volatility is constant at various share prices. 1 Volatilities informed by observed market based volatility associated with comparable traded options and adjusted for expiration date of tranches associated with collar.

Summary Valuation Perspectives 15 II. Summary Valuation Perspectives

Summary Valuation Perspectives 16 LEI (Post-Split) Summary Valuation Perspectives Illustrative Net Asset Value based on Public Market and Illustrative Values ($ in millions, except per share data) Shares (mm)1 % Total Ownership 1 $ / Share % 52-Wk High Net Attributed Value (mm) Implied Value per LEI Share 2 % of Gross Value Public Assets DirecTV 548.7 54% $ 24.57 84% $ 13,482 $ 13,482 $ 28.90 95% Total Public Assets $ 13,482 $ 13,482 $ 28.90 95% Private Assets Illustrative Private Asset Value 3 $ 700 $ 850 $ 1.50 - $ 1.82 5% Implied Gross Asset Value $ 14,182 $ 14,332 $ 30.40 - $ 30.72 100% Less: Net Debt 4 $ 1,912 $ 1,912 Collar Asset / (Liability) at Current Market 5 47 47 Liability Associated with LEI Options 6 (126) (126) Implied Net Asset Value $ 12,191 $ 12,341 Shares Outstanding (90% of LMDI shares)7 466 466 Total Implied Net Asset Value per LEI Share $ 26.14 $ 26.46 Current Market Share Price of LMDI $ 24.33 $ 24.33 Current Equity Value of LMDI 12,610 12,610 9/10ths Equity Value of LMDI 11,349 11,349 Implied Discount to LEI NAV (6.9%) (8.0%) Source: Capital IQ, Liberty Management, Public Filings Note: Market data as of 01-May-2009 1 Ownership percentages based on basic shares outstanding. Share count based on Liberty and DirecTV public filings. 2 Based on 466mm LEI shares outstanding pro forma for split-off. Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash. 3 Illustrative private asset value of $700mm reflects midpoint of comparables based valuation of the Regional Sports Networks and Game Show Network (65%). Illustrative private asset value of $850mm reflects the midpoint of the DCF valuation of the Regional Sports Networks and midpoint of comparables based valuation of Game Show Network (65%). 4 Net Debt based on $1,999mm derivative borrowing (related to collar loan) and $74mm cash associated with 100% of cash at the Regional Sport Networks and 100% of cash at the LEI corporate level per Liberty Management. Also includes 65% of cash at GSN. 5 Collar Asset / Liability value associated with debt underlying the 2008 Liberty purchase of 78.3mm DTV shares. Valued using Black-Scholes methodology. 6 Liability associated with LEI options calculated as Treasury Stock Method dilution reflecting 90% of LMDI options and DTV share price as of 01-May-2009 share price. Value includes the tax benefit associated with the option dilution. Assumes 40% tax rate per Liberty Management. Liability associated with LEI options assumes no options are exercised prior to close. 7 LEI shares outstanding based on 518.3mm LMDI shares outstanding, per 24-Apr-2009 Liberty preliminary proxy, and LMDI / LEI split-off exchange whereby 9/10ths of each share of LMDI are exchanged for 9/10ths of a share of LEI. Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash.

Regional Sports Networks 17 A. Regional Sports Networks

Regional Sports Networks 18 Fox Regional Sports Networks (RSNs) Fox Sports Net: Northwest, Pittsburgh, Rocky Mountain Overview Regional Sports Networks (“RSNs”) were acquired as part of the exchange transaction with News Corp. in Feb-2008 Each RSN operates a regional video programming network devoted to local professional sports teams and college sporting events — In addition to local programming, RSNs receive national programming through 2011 due to their affiliation with Fox Sports Net (News Corp. subsidiary) 8.2mm subscribers reached in FY08 — FSN Northwest = 3.3mm — FSN Pittsburgh = 2.3mm — FSN Rocky Mountain = 2.6mm FY2009E Management Estimates Revenue EBITDA FSN Pittsburgh 28% FSN Rocky Mountain 32% FSN Northwest 40% FY2009E Total Revenues = $247mm FSN Pittsburgh 30% FSN Rocky Mountain 45% FSN Northwest 25% FY2009E Total EBITDA = $46mm Source: Public Filings, projections prepared by RSN Management and used per direction from Liberty Management

Regional Sports Networks 19 Management Financial Projections Regional Sports Networks ($ in millions) FY2008A FY2009E FY2010E FY2011E FY2012E FY2013E FSN Northwest 98.6 107.7 114.6 121.5 FSN Rocky Mountain 77.7 84.5 90.6 96.4 FSN Pittsburgh 70.2 77.1 81.8 87.0 Revenue $ 244.5 $ 246.6 $ 269.3 $ 286.9 $ 305.0 $ 324.6 Revenue Growth Rate 17.7% 0.8% 9.2% 6.5% 6.3% 6.4 % FSN Northwest 11.5 16.0 16.3 19.0 FSN Rocky Mountain 20.5 26.1 25.1 29.0 FSN Pittsburgh 13.9 18.8 22.0 24.9 EBITDA $ 47.2 $ 45.8 $ 60.8 $ 63.4 $ 72.8 $ 73.0 Total EBITDA Margin 19.3% 18.6% 22.6% 22.1% 23.9% 22.5 % Depreciation 0.9 0.9 1.0 1.0 1.1 1.2 EBIT $ 46.3 $ 44.9 $ 59.8 $ 62.4 $ 71.7 $ 71.8 EBIT Margin 19.0% 18.2% 22.2% 21.7% 23.5% 22.1 % Source: Projections prepared by RSN Management and used per direction from Liberty Management

Regional Sports Networks 20 Illustrative Analysis at Various Prices Regional Sports Networks ($ in millions) Illustrative Enterprise Value $ 250 $ 300 $ 350 $ 400 $ 450 $ 500 $ 550 Less: Debt 0 0 0 0 0 0 0 Plus: Cash 1 45 45 45 45 45 45 45 Implied Equity Value $ 295 $ 345 $ 395 $ 445 $ 495 $ 545 $ 595 EV / Revenue Multiple Metric 2008A $ 245 1.0 x 1.2 x 1.4 x 1.6 x 1.8 x 2.0 x 2.2 x 2009E 247 1.0 1.2 1.4 1.6 1.8 2.0 2.2 2010E 269 0.9 1.1 1.3 1.5 1.7 1.9 2.0 Divers. Media Cable Networks EV / EBITDA Multiple 2008A $ 47 5.3 x 6.4 x 7.4 x 8.5 x 9.5 x 10.6 x 11.7 x 5.6 x 8.7 x 2009E 46 5.5 6.5 7.6 8.7 9.8 10.9 12.0 6.1 9.0 2010E 61 4.1 4.9 5.8 6.6 7.4 8.2 9.0 5.9 8.0 Source: Projections prepared by RSN Management and used per direction from Liberty Management Note: RSNs include Fox Sports Net Northwest, Fox Sports Net Pittsburgh, and Fox Sports Net Rocky Mountain. Diversified Media comparables include CBS, NewsCorp, Time Warner, Viacom and Disney. Cable Networks comparables include Discovery, Scripps Networks, and Liberty Media Interactive. Market data as of 01-May-2009. 1 Total cash as of 31-Mar-2009 per Liberty Management guidance.

Regional Sports Networks 21 Illustrative Discounted Cash Flow Analysis Regional Sports Networks ($ in millions) Illustrative Cash Flow Profile Illustrative EV Sensitivity to Growth and WACC FY2009E FY2010E FY2011E FY2012E FY2013E Revenue $ 247 $ 269 $ 287 $ 305 $ 325 Revenue Growth Rate 0.8% 9.2% 6.5% 6.3% 6.4 % EBITDA $ 46 $ 61 $ 63 $ 73 $ 73 Total EBITDA Margin 18.6% 22.6% 22.1% 23.9% 22.5 % EBIT $ 45 $ 60 $ 62 $ 72 $ 72 EBIT Margin 18.2% 22.2% 21.7% 23.5% 22.1% (-) Taxes 17 23 24 27 27 (+) Depreciation 1 1 1 1 1 (-) Capital Expenditures 5 1 1 1 1 (-) Increase in OWC 0 5 4 4 5 (-) Signing Bonus Payments 10 10 10 (+) Non-Cash Amortization 9 9 10 10 10 Unlevered Free Cash Flow $ 23 $ 31 $ 34 $ 50 $ 50 Y-o-Y Growth 37.3% 10.5% 45.7% (0.6%) Terminal Growth Rate 2.0% 2.5% 3.0% 3.5% 4.0% 12.5% $ 433 $ 447 $ 464 $ 482 $ 503 12.0% 455 472 490 511 535 11.5% 480 499 520 544 571 11.0% 507 529 553 581 612 10.5% 538 563 591 623 660 WACC Illustrative EV Operating Sensitivity Implied Terminal Trailing EBITDA Multiple 1 Incremental Change in Annual Sales Growth (2%) (1%) 0% 1% 2% (2%) $ 499 $ 503 $ 507 $ 511 $ 515 (1%) 505 509 513 518 522 0% 512 516 520 524 529 1% 518 522 526 531 536 2% 524 528 533 538 542 Incremental Change in Operating Margin Terminal Growth Rate 2.0% 2.5% 3.0% 3.5% 4.0% 12.5% 6.7 x 7.0 x 7.4 x 7.8 x 8.3 x 12.0% 7.0 7.4 7.8 8.3 8.8 11.5% 7.4 7.8 8.3 8.8 9.4 11.0% 7.8 8.3 8.8 9.4 10.0 10.5% 8.3 8.8 9.4 10.0 10.8 WACC Source: Projections prepared by RSN Management and used per direction from Liberty Management Note: Unless otherwise noted, assumes 3% Perpetuity Growth Rate, per RSN management guidance, and 11.5% WACC. Range of WACC from 10.5% - 12.5% informed by WACC calculation for RSNs enclosed in Appendix. Assumes value of future cash flows is discounted to 01-May-2009. Present value excludes 2009E cash flows earned prior to 01-May-2009. 1 Implied Terminal Trailing EBITDA Multiple calculated as undiscounted terminal value based on terminal year free cash flow grown at a perpetuity growth rate of 3%, divided by FY2013E EBITDA.

Game Show Network 22 B. Game Show Network

Game Show Network 23 Game Show Network Game Show Network Overview GSN is a basic cable network, with 68mm subscribers in FY08, dedicated to game-related programming. It also operates online casual games — GSN generates revenue via the following sources - Delivery of programming to subscribers under long term affiliation agreements with cable systems - Ad revenue on GSN.com — Games division offers a range of free and tournament games through its own websites and through distribution partners In 2009, Liberty increased its ownership in GSN to 65% (from 50%) in a deal with Sony Sample Programming Source: Liberty Media and GSN websites and Liberty Media public filings

Game Show Network 24 Management Financial Projections GSN ($ in millions)  FY2008A FY2009E FY2010E FY2011E Revenue $ 200.7 $ 240.0 $ 264.3 $ 301.3 Growth Rate 19.6% 10.1% 14.0 % OIBDA $ 55.3 $ 67.5 $ 79.7 $ 100.0 OIBDA Margin 27.6% 28.1% 30.1% 33.2 % D&A 1.0 1.0 1.0 Operating Income $ 66.5 $ 78.7 $ 99.0 Operating Profit Margin 27.7% 29.8% 32.9 % Source: Projections prepared by GSN Management and used per direction from Liberty Management

Game Show Network 25 Analysis at Various Prices GSN ($ in millions) Implied Enterprise Value $ 400 $ 425 $ 450 $ 475 $ 500 $ 525 $ 550 Less: Debt 0 0 0 0 0 0 0 Plus: Cash 1 20 20 20 20 20 20 20 Implied Equity Value $ 420 $ 445 $ 470 $ 495 $ 520 $ 545 $ 570 EV / Revenue Multiple Metric 2009E $ 240 1.7 x 1.8 x 1.9 x 2.0 x 2.1 x 2.2 x 2.3 x 2010E 264 1.5 1.6 1.7 1.8 1.9 2.0 2.1 Divers. Media Cable Networks EV / OIBDA Multiple 2009E $ 68 5.9 x 6.3 x 6.7 x 7.0 x 7.4 x 7.8 x 8.1 x 6.1 x 9.0 x 2010E 80 5.0 5.3 5.6 6.0 6.3 6.6 6.9 5.9 x 8.0 x Implied Value of 65% Enterprise Value of GSN $ 260 $ 276 $ 293 $ 309 $ 325 $ 341 $ 358 Source: Projections prepared by GSN Management and used per direction from Liberty Management Note: Diversified Media comparables include CBS, News Corp, Time Warner, Viacom and Disney. Cable Networks comparables include Discovery, Scripps Networks, and Liberty Media Interactive. 1 Total cash as of 31-Mar-2009 per Liberty Management guidance.

Game Show Network 26 Selected Cable Programming Transactions ($ in millions, except per subscriber data) Date Acquiror/Target Impl. Value ($mm) LTM EBITDA Multiple 02/2009 Lionsgate / TV Guide 100.0% $255 83 NA $3.07 05/2008 NBC, Blackstone, Bain / The Weather Channel 100.0% $3,500 96 11.5 x $36.46 05/2008 Rainbow Media / Sundance Channel 100.0% 496 28 18.9 x $17.71 12/2007 Macrovision / TV Guide & TVG 100.0% 520 112 8.0 x $4.66 10/2007 NBC Universal / Oxygen 100.0% 875 74 NA $11.82 05/2007 Cox Communications / Travel Channel 100.0% 550 78 16.7 x $7.05 12/2006 Liberty Media / Regional Sports Networks 100.0% 552 8 17.8 x $71.13 11/2006 Comcast / E! Entertainment Television 39.5% 3,114 91 17.0 x $34.14 05/2006 Time Warner / Court TV (buyout of Liberty's 50% Stake) 50.0% 1,470 89 16.3 x $16.59 06/2003 Cablevision / MGM (Rainbow Stakes - AMC, IFC & WE) 20.0% 2,500 143 16.3 x $17.45 04/2003 Viacom / Comedy Central 50.0% 2,450 82 32.3 x $29.95 11/2002 NBC / Bravo 100.0% 1,250 67 22.0 x $18.74 07/2001 Walt Disney / Fox Family Worldwide 100.0% 5,200 116 26.5 x $45.02 02/2001 MGM/Rainbow Media's Cable Network Partnerships 20.0% 4,125 149 33.9 x $27.67 11/2000 Viacom / BET Holdings 100.0% 3,077 72 31.8 x $42.85 03/1998 Robert Johnson & Liberty Media / BET Holdings 37.0% 1,131 53 16.1 x $21.39 Mean 20.4 x $ 25.36 Median 17.4 x $ 20.06 Percent Sold Value/ Subscriber FTE Subs (mm) Source: Kagan Research, Wall Street research, Cable Program Investor and public filings

DirecTV 27 C. DirecTV

DirecTV 28 DirecTV Group Overview ($ in millions, except per share data) Business Description Key Financial Metrics 1 The Company’s principal activities include focusing on digital television entertainment, broadband satellite networks and services, global video and data broadcasting DirecTV primarily operates in the following segments: — DIRECTV US: The largest provider of DTH digital television services and the second largest provider in the multi-channel video programming distribution industry in the United States. — DIRECTV Latin America: Also known as DTVLA, this segment is composed of a group of companies that primarily includes the partially-owned subsidiary of DIRECTV Latin America and its consolidated local operating companies, and is a leading provider of DTH digital television services throughout Latin America. 2006A 2007A 2008A Total Revenues $ 14,757 $ 17,246 $ 19,693 Growth Rate 13.9% 16.9% 14.2% Total EBITDA $ 3,310 $ 4,212 $ 5,060 Margin 22.4% 24.4% 25.7% Total EBIT $ 2,272 $ 2,528 $ 2,737 Margin 15.4% 14.7% 13.9% 2008 Breakdown Key Company Data Revenue DirectTV U.S 88% DirectTV Latin America 12% EBITDA DirectTV U.S 87% DirectTV Latin America 13% Current Share Price $ 24.57 Diluted Shares Outstanding 2 1,017 Equity Value $ 24,995 Net Debt 3 4,871 Adjusted Enterprise Value $ 29,866 Source: Public Filings, Company website and Liberty Management Note: Market data as of 01-May-2009 1 Historical financial metrics based on public company filings. 2 As of 23-Feb-2009 per FY08 10-K. 3 Net debt reflects $2,005mm in cash, $5,833mm in debt, $977mm in capital leases and $103mm in minority interest per FY08 10-K, and includes a $37mm adjustment for the value of public holdings.

DirecTV 29 DirecTV – Trading History Since Announcement of NWS / Liberty Deal: 22-Dec-2006 1 ($ per share data) $16 $18 $20 $22 $24 $26 $28 $30 Dec-2006 Jun-2007 Dec-2007 May-2008 Nov-2008 Apr-2009 Daily from 22-Dec-2006 to 01-May-2009 Closing Price (USD) 0 10,000 20,000 30,000 40,000 50,000 60,000 Volume (000) Volume DirecTV (DTV) Statistic Average 1 Month $ 24.60 3 Month 22.68 6 Month 22.19 1 Year 24.13 2 Year 24.07 Source: Bloomberg 1 Date of announcement of NWS / Liberty deal.

DirecTV 30 DirecTV Financial Projections IBES Street Perspective ($ in millions) '06-'08 '09-'11 FY2006A FY2007A FY2008A FY2009E FY2010E FY2011E CAGR CAGR Revenue $ 14,757 $ 17,246 $ 19,693 $ 21,425 $ 23,313 $ 25,004 10.1% 5.3% Growth Rate 16.9% 14.2% 8.8% 8.8% 7.3 % EBITDA $ 3,310 $ 4,212 $ 5,060 $ 5,599 $ 6,154 $ 6,653 15.2% 5.9% EBITDA Margin 22.4% 24.4% 25.7% 26.1% 26.4% 26.6 % D&A 1,038 1,683 2,323 2,624 2,703 2,796 5.2% 2.1% EBIT $ 2,272 $ 2,528 $ 2,737 $ 2,976 $ 3,451 $ 3,857 6.4% 9.0% Margin 15.4% 14.7% 13.9% 13.9% 14.8% 15.4 % Net Income $ 1,420 $ 1,451 $ 1,521 $ 1,598 $ 1,912 $ 2,225 2.3% 11.7% Source: Historical values as per DirecTV public filings; IBES Projections as of 01-May-2009 used per direction of Liberty Management.

DirecTV 31 DirecTV Research Commentary Selected Wall Street Research Wachovia (30-Mar-2009) We believe DTV will continue to report industry-leading average revenue per unit (ARPU), churn, subscriber gains, revenue, and OPBDA growth throughout 2009 and 2010, due to a loyal customer base, which over-indexes in income, education, and home ownership, and due to an exclusive distribution agreement with AT&T DTV is an outperformer with an inexpensive valuation and we see a likely merger with Liberty Entertainment, as widely speculated in the media, as a potential catalyst Verizon and AT&T are spending a vast amount of money and time on their FTTH and FTTN products, which should pass about 40% of U.S. households once these launches are complete. That leaves 60% of the US open for joint marketing with DTV. We project DTV to add 500,000 gross subscribers as a result of these agreements Deutsche Bank (24-Mar-2009) DirecTV removed a growing overhang on its shares by extending its exclusive NFL Sunday Ticket contract for another 4 years for $4b, through 2014, at terms that should maintain it at breakeven for DTV. DTV is well position at the high-end, taking the most share and growing the fastest among our Pay TV coverage, with an underlevered balance sheet and attractive valuation. Keys remain the positive impact from AT&T marketing kicking in Feb 1st, and strategic outlook as Liberty Entertainment splits-off in May/June (potential to merger with Liberty, opens M&A discussion window with third parties). Macquarie (24-Mar-2009) DTV has a compelling video offering and leadership position in the HD market after years of heavy investment. The argument that DTV is ultimately reliant on a telco partnership to succeed is founded on the basis that the bundle is the only way forward. DTV has national reach and exclusive high-definition programming, which places the platform at a competitive advantage in terms of its video offering. Highspeed data competition among the platforms is intense, making what is broadly speaking an undifferentiated product highly sensitive to price. Essentially, we believe the attraction of the bundle is waning and there are sufficient numbers of consumers willing to pick and choose the best product offering for each service they want delivered. Kaufman Bros. (11-Feb-2009) DirecTV continues to outperform its peers. DirecTV added 300,000 new subs in the quarter in a tough environment with little deterioration in other metrics, which was roughly 50% more than anyone expected. The upside to DirecTV sub growth came from a higher-than-expected 6% increase in gross adds and record low churn of 1.42%. Credit goes to DirecTV's efforts to position itself as a differentiated pay-TV experience, tight credit policies and high quality sub base, an aggressive pricing strategy, and a direct sales team that hit it out of the park. Stock Ratings Strong Buy (6) 30% Buy (9) 45% Hold (4) 20% Underperform (1) 5% Price Target (16 Analysts) $30.00 $20.00 $39.00 Source: Wall Street Research

DirecTV 32 DirecTV Top 20 Shareholder Ownership Over Time 31-Dec-2008 30-Sep-2008 30-Jun-2008 31-Mar-2008 Rank Investor Position % O/S % Change Position % O/S % Change Position % O/S % Change Position % O/S % Change 1 PRIMECAP Management Company 51,208,530 5.0% (0.2)% 51,301,830 4.9% 0.1% 51,260,210 4.6% 2.8% 49,884,710 4.4% 1.5% 2 Southeastern Asset Management, Inc. 32,355,208 3.2 (33.8) 48,869,516 4.7 (2.1) 49,914,782 4.5 (30.8) 72,095,741 6.3 (5.5)% 3 State Street Global Advisors (US) 30,434,361 3.0 3.6 29,372,006 2.8 0.8 29,139,692 2.6 (3.7) 30,262,093 2.6 2.8% 4 Fidelity Management & Research 28,146,874 2.8 4.2 27,013,102 2.6 28.0 21,110,725 1.9 102.0 10,453,029 0.9 534.6% 5 Barclays Global Investors, N.A. 22,736,660 2.2 (23.7) 29,783,865 2.8 (34.4) 45,418,676 4.1 (16.5) 54,420,053 4.7 (8.0)% 6 Vanguard Group, Inc. 18,586,087 1.8 (4.5) 19,467,480 1.9 (10.4) 21,730,018 2.0 1.8 21,342,195 1.9 2.4% 7 Janus Capital Management LLC 16,026,812 1.6 27.3 12,589,421 1.2 (4.6) 13,197,087 1.2 8.3 12,181,502 1.1 132.4% 8 Mackenzie Financial Corporation 12,448,256 1.2 (6.8) 13,359,356 1.3 (2.9) 13,759,623 1.2 (0.1) 13,767,156 1.2 0.2% 9 Thornburg Investment Management, Inc. 12,394,778 1.2 (18.8) 15,266,696 1.5 (6.0) 16,244,491 1.5 (19.0) 20,056,622 1.8 4.7% 10 AllianceBernstein L.P. 10,752,272 1.1 (32.8) 16,004,462 1.5 (0.8) 16,130,286 1.5 1,963.5 781,715 0.1 (4.5)% 11 TIAA-CREF 9,800,118 1.0 36.6 7,176,018 0.7 (11.2) 8,082,431 0.7 7.8 7,496,031 0.7 5.4% 12 Invesco PowerShares Capital Management LLC 9,321,737 0.9 1,194.0 720,361 0.1 (43.6) 1,277,566 0.1 102.4 631,140 0.1 152.3% 13 Wells Capital Management Inc. 8,812,859 0.9 31.5 6,702,003 0.6 (21.8) 8,566,625 0.8 (9.5) 9,468,350 0.8 3416.3% 14 American Century Investment Mgmt. 7,949,845 0.8 20.7 6,585,087 0.6 550.5 1,012,308 0.1 405.2 200,389 0.0 (86.8)% 15 GAMCO Investors, Inc. 7,562,854 0.7 4.6 7,233,334 0.7 0.5 7,199,854 0.6 7.4 6,705,954 0.6 6.4% 16 Cambiar Investors LLC 6,686,033 0.7 45.6 4,591,954 0.4 19.5 3,841,545 0.3 (67.8) 11,920,453 1.0 29.5% 17 Iridian Asset Management LLC 6,647,711 0.7 60.7 4,137,679 0.4 (35.5) 6,409,819 0.6 (31.9) 9,411,699 0.8 (9.7)% 18 RiverSource Investments, LLC 6,300,226 0.6 (8.0) 6,849,464 0.7 0.3 6,828,528 0.6 (4.6) 7,154,631 0.6 109.8% 19 INTECH Investment Management LLC 5,965,843 0.6 3.4 5,772,405 0.5 9.8 5,257,552 0.5 21.2 4,339,352 0.4 (33.4)% 20 Rainier Investment Management, Inc. 5,889,880 0.6 26.4 4,661,610 0.4 139.8 1,944,185 0.2 100.0 0 0.0 0.0 % Top 20 310,026,944 30.5% 317,457,649 30.2% 328,326,003 29.6% 342,572,815 29.9 % Liberty Media Corporation 1 548,720,752 53.9 0.0 548,720,752 52.2 0.0 548,720,752 49.4 16.6 470,420,752 41.1 100.0 Non-Liberty Shareholders 468,572,873 46.1 501,564,000 47.8 561,356,754 50.6 675,421,601 58.9 Total Shares Outstanding 2 1,017,293,625 1,050,284,752 1,110,077,506 1,145,842,353 . Source: Thomson Ownership and Public Filings Note: % O/S (percent of shares outstanding owned) calculated based on position size and shares outstanding as of most recent 10-K filing from 31-Dec-2008 1 Liberty Media Corporation shares outstanding at 30-Jun, 30-Sep, and 31-Dec include 78.3mm DTV shares subject to collar. 2 Total shares outstanding based on DirecTV annual and quarterly filings corresponding to the indicated periods.

DirecTV 33 DirecTV Shares Traded at Various Prices ($ per share) 3 Months 6 Months 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 19.01 to 20.30 20.31 21.61 22.9 24.20 to 25.50 Daily from 02-Feb-2009 to 01-May-2009 Volume (000) Weighted Average Price: 22.49 USD Total Shares Traded as Percent of Shares Outstanding: 66.53% 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 18.09 to 19.56 19.57 21.05 22.54 24.02 to 25.50 Daily from 03-Nov-2008 to 01-May-2009 Volume (000) Weighted Average Price: 22.05 USD Total Shares Traded as Percent of Shares Outstanding: 130.09% Since LMDIA Split Announcement (9-Sep-2008) Since NWS/DTV Spin Announcement (22-Dec-2006) 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 17.95 to 19.87 19.88 21.81 23.73 25.66 to 27.59 Daily from 09-Sep-2008 to 01-May-2009 Volume (000) Weighted Average Price: 22.36 USD Total Shares Traded as Percent of Shares Outstanding: 184.27% 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 17.95 to 20.08 20.09 22.24 24.38 26.53 to 28.67 Daily from 22-Dec-2006 to 01-May-2009 Volume (000) Weighted Average Price: 23.84 USD Total Shares Traded as Percent of Shares Outstanding: 475.71% Source: Bloomberg

DirecTV 34 Selected Public Trading Comparables Cable and Satellite Operators ($ in millions, except per share data) Closing % of 52 Equity Adjusted U.S. Cable Price Week Market Enterprise Enterprise Company 1-May-2009 High Cap (1) Value (2) Value (3) 2009 2010 2009 2010 The DIRECTV Group - IBES (4) $ 24.57 86% $ 24,995 $ 29,866 $ 25,866 6.5% 5.3 x 4.9 x $ 1,404 $ 1,382 Cable - Large Cap Cablevision $ 17.46 54% $ 5,405 $ 17,107 $ 12,931 2.4% 7.2 x 7.0 x $ 4,222 $ 4,350 Comcast 16.36 72 46,739 78,123 74,813 3.0 5.8 5.7 3,186 3,328 Time Warner Cable (5) 33.56 100 12,002 35,416 35,416 2.8 5.6 5.5 2,684 2,654 Mean 75% $ 21,382 $ 43,549 $ 41,053 2.7% 6.2 x 6.1 x $ 3,364 $ 3,444 Median 72 12,002 35,416 35,416 2.8 5.8 5.7 3,186 3,328 Cable - Mid Cap Mediacom Comm (6) $ 5.80 69% $ 237 $ 3,449 $ 3,449 6.8% 6.8 x 6.4 x $ 2,615 $ 2,697 RCN Corporation (7) 4.03 29 150 829 491 NA 4.1 NA 1,156 NA Mean 49% $ 194 $ 2,139 $ 1,970 6.8% 5.5 x 6.4 x $ 1,885 $ 2,697 Median 49 194 2,139 1,970 6.8 5.5 6.4 1,885 2,697 Satellite DISH Network (8) $ 14.38 40% $ 6,490 $ 10,938 $ 10,938 (1.7)% 3.7 x 3.8 x $ 830 $ 864 Sirius XM Radio (9) 0.39 13 3,345 6,318 6,318 71.5 31.5 18.3 316 301 Mean 27% $ 4,917 $ 8,628 $ 8,628 34.9% 17.6 x 11.1 x $ 573 $ 583 Median 27 4,917 8,628 8,628 34.9 17.6 11.1 573 583 (1) Source: Latest publicly available financial statements. Equity Market Cap based on diluted shares outstanding. (2) (3) (4) (5) (6) Mediacomm adjusted for PV of NOLs which are ascribed PV of $152mm as minimal EBT is projected through 2010. Pro forma of new subsidiary created including $110mm in cash for 28.3mm shares Class A common stock. (7) RCN cable Enterprise Value net of $315mm in non core CLEC assets according to WS Research estimates. (8) DISH pro forma for spin of Echostar technology assets. (9) PF for Sirius XM merger. '09-'10 U.S. Cable EBITDA Growth Adjusted Enterprise Value defined as Levered Market Cap less non-consolidated, non-core public and private investments of the company including present value of NOLs, as estimated by Wall Street Research. Value of public companies taken as of 1-May-2009. Assumes book value of debt. Value of private investments per Wall Street research. U.S. Cable adjusted enterprise value defined as Levered Market Cap less non-cable, non-consolidated, non-core public and private investments of the company including NOLs, as estimated by Wall Street Research. Value of public companies taken as of 1-May-2009. Assumes book value of debt. Value of private investments per Wall Street research. For purposes of calculating U.S. Cable EV, DTV Latin American assets, valued at $4.0bn as directed by Liberty Management, and public holdings, valued at $37mm per public filings, considered non-core. TWC net debt and equity value adjusted for levered spin off of TWC. % of 52 Week High metric based on trading share prices pro forma for reverse split transaction on 12-Mar-2009 EBITDA Subscribers Adjusted EV Adjusted Cable EV Multiples (2) Multiples (2)

DirecTV 35 Illustrative Analysis at Various Prices DirecTV ($ in millions, except per share data) Current Illustrative DTV Share Price $ 21.00 $ 22.00 $ 23.00 $ 24.57 $ 25.00 $ 26.00 $ 27.00 Implied Premium / (Discount) to Current (14.5)% (10.5)% (6.4)% 0.0% 1.8% 5.8% 9.9% Implied Equity Value $ 21,363 $ 22,380 $ 23,398 $ 24,995 $ 25,432 $ 26,450 $ 27,467 Net Debt 1 $ 4,871 $ 4,871 $ 4,871 $ 4,871 $ 4,871 $ 4,871 $ 4,871 Implied Adjusted Enterprise Value $ 26,234 $ 27,251 $ 28,269 $ 29,866 $ 30,303 $ 31,321 $ 32,338 Illustrative Value of Non-U.S. Video Assets 2 4,000 4,000 4,000 4,000 4,000 4,000 4,000 Implied U.S. Cable Enterprise Value 22,234 23,251 24,269 25,866 26,303 27,321 28,338 Current Cable EV / DTV WholeCo EBITDA Multiples Metric DISH Median 3 2009E $ 5,599 4.7 x 4.9 x 5.0 x 5.3 x 5.4 x 5.6 x 5.8 x 3.7 x 5.8 x 2010E 6,154 4.3 4.4 4.6 4.9 4.9 5.1 5.3 3.8 5.7 EV / U.S. Cable Subscriber Multiples 2009E 18,421 $ 1,207 $ 1,262 $ 1,317 $ 1,404 $ 1,428 $ 1,483 $ 1,538 $ 830 $ 3,186 2010E 18,721 1,188 1,242 1,296 1,382 1,405 1,459 1,514 864 3,328 P/E Multiples 4 2009E $ 1.60 13.1 x 13.8 x 14.4 x 15.4 x 15.6 x 16.3 x 16.9 x 6.6 x 16.5 x 2010E 2.16 9.7 10.2 10.6 11.4 11.6 12.0 12.5 6.7 13.2 Stock Price Close Premia 52-Week High $ 29.10 (27.8)% (24.4)% (21.0)% (15.6)% (14.1)% (10.7)% (7.2)% 52-Week Low 11.25 86.7% 95.6% 104.4% 118.4% 122.2% 131.1% 140.0% Source: DirecTV projections based on IBES Projections and Wall Street Research as of 01-May-2009 used per direction of Liberty Management. Balance sheet data based on DirecTV 2008 10-K filing. Note: Market data as of 01-May-2009. 1 Net Debt includes the sum of $6,810mm of gross debt and Minority Interest of $103mm less total cash of $2,005mm and adjusted for Public Holdings of $37mm as per DirecTV 2008 10-K filing. 2 Non-US Video Assets include Latin American Video assets and unconsolidated / non-core assets. $4.0bn value of DTVLA is as directed by Liberty Management. 3 Includes large cap cable companies: Cablevision, Comcast and Time Warner Cable. 4 P/E Multiples for DirecTV based on diluted EPS per IBES.

DirecTV 36 Illustrative Present Value of Future Stock Price Analysis DirecTV ($ in millions, except per share data) PV of Future Share Price at Various Multiples of One-Year Forward EBITDA 1 $ 24.57 $ 15.00 $ 15.17 $ 20.67 $ 20.88 $ 26.33 $ 26.59 $ 32.00 $ 32.30 $ 37.66 $ 38.01 $13.00 $18.00 $23.00 $28.00 $33.00 $38.00 Current 2010E 2011E 3.5 x 4.5 x 5.5 x 6.5 x 7.5 x Current PV of FSP (2010E EBITDA) PV of FSP (2011E EBITDA) WACC 8.0% 8.5% 9.0% 9.5% 10.0% 3.5 x $ 15.29 $ 15.23 $ 15.17 $ 15.11 $ 15.05 4.5 x 21.04 20.96 20.88 20.80 20.72 5.5 x 26.78 26.69 26.59 26.49 26.40 6.5 x 32.53 32.42 32.30 32.19 32.08 7.5 x 38.28 38.15 38.01 37.88 37.75 One Year Fwd EBITDA Multiple WACC 8.0% 8.5% 9.0% 9.5% 10.0% 3.5 x $ 15.31 $ 15.16 $ 15.00 $ 14.85 $ 14.70 4.5 x 21.06 20.86 20.67 20.47 20.28 5.5 x 26.82 26.57 26.33 26.10 25.86 6.5 x 32.57 32.28 32.00 31.72 31.44 7.5 x 38.32 37.99 37.66 37.34 37.02 One Year Fwd EBITDA Multiple Source: DirecTV projections based on IBES Projections as of 01-May-2009 used per direction of Liberty Management. Note: Unless where otherwise noted, WholeCo WACC assumed to be 9%. Present value of future stock price determined by discounting future enterprise value, based on forward WholeCo EBITDA multiple, to 01-May-2009, subtracting current net debt of $4.9bn, and dividing by current shares outstanding of 1,017. Assumes calculation is done at 31-Dec of the preceding year. Illustrative forward WholeCo EBITDA multiples of 3.5x – 7.5x informed by current trading multiples of comparable companies such as Dish Network, Time Warner Cable, Comcast and Cablevision. Range of WACC from 8% to 10% informed by WACC calculation for DTV. 2010E and 2011E EBITDA values of $6,154 and $6,653 based on IBES projections. 1 Assumes 9% illustrative WACC.

DirecTV 37 Illustrative Discounted Cash Flow Analysis DirecTV ($ in millions, except per share data) Illustrative Cash Flow Profile Illustrative Price Sensitivity to Growth and WACC FY2009E FY2010E FY2011E Revenue $ 21,425 $ 23,313 $ 25,004 Base Growth 8.8% 8.8% 7.3 % EBITDA $ 5,599 $ 6,154 $ 6,653 EBITDA Margin 26.1% 26.4% 26.6% EBIT $ 2,976 $ 3,451 $ 3,857 EBIT Margin 13.9% 14.8% 15.4% (-) Taxes 1,175 1,362 1,522 (+) Depreciation 2,624 2,703 2,796 (-) Capital Expenditures 2,284 2,219 2,334 (+) Change in OWC (109) (113) (89) Unlevered Free Cash Flow $ 2,032 $ 2,460 $ 2,708 Y-o-Y Growth 21.0% 10.1% Terminal Growth Rate 0.5% 1.0% 1.5% 2.0% 2.5% 10.0% $ 19.82 $ 20.98 $ 22.27 $ 23.72 $ 25.37 9.5% 21.11 22.41 23.87 25.52 27.42 9.0% 22.55 24.02 25.68 27.58 29.78 8.5% 24.17 25.84 27.76 29.96 32.53 8.0% 26.01 27.93 30.14 32.73 35.79 WACC Illustrative Operating Sensitivity Implied Terminal Trailing EBITDA Multiple 1 Incremental Change in Annual Sales Growth (2%) (1%) 0% 1% 2% (2%) $ 20.25 $ 20.96 $ 21.68 $ 22.41 $ 23.16 (1%) 22.15 22.91 23.68 24.47 25.27 0% 24.05 24.86 25.68 26.52 27.38 1% 25.95 26.81 27.69 28.58 29.49 2% 27.85 28.76 29.69 30.63 31.59 Incremental Change in Operating Margin Terminal Growth Rate 0.5% 1.0% 1.5% 2.0% 2.5% 10.0% 3.6 x 3.8 x 4.0 x 4.3 x 4.6 x 9.5% 3.8 4.0 4.3 4.6 4.9 9.0% 4.0 4.3 4.6 4.9 5.3 8.5% 4.2 4.5 4.9 5.3 5.8 8.0% 4.5 4.9 5.3 5.7 6.3 WACC Source: Share data as of 31-Dec-2008 per DirecTV 10-K filing. Revenue, EBITDA, Depreciation and EBIT projections per IBESas of 01-May-2009; Taxes, capital expenditure and working capital projections per Wall Street Research, used per direction of Liberty Management Note: Unless otherwise noted, assumes 1.5% Perpetuity Growth Rate and 9% WACC. Range of WACC from 8%-10% informed by WACC calculation for DTV. Assumes value of future cash flows is discounted to 01-May-2009. Present value excludes 2009E cash flows earned prior to 01-May-2009 on a pro-rata basis. Unlevered free cash flow excludes option issuance and share repurchases. Projected taxes calculated by applying Tax Rate projections to projected EBIT. 1 Implied Terminal trailing EBITDA Multiple calculated as undiscounted terminal value based on FY2011E free cash flow grown at a perpetuity growth rate of 1.5%, divided by FY2011E EBITDA.

Transaction Overview 38 Appendix A: Transaction Overview

Transaction Overview 39 Overview of LEI Split-Off and Merger with DirecTV Step One: The Split-Off Liberty Media redeems a portion of its LMDI Common Stock in exchange for the outstanding shares of LEI Common Stock Source: Liberty Management (per Reorganization Agreement)

Transaction Overview 40 Overview of LEI Split-Off and Merger with DirecTV Step Two: Merger Structure DirecTV Group, Inc. creates subsidiary holding companies “Holdings”, “Merger Sub One” and “Merger Sub Two” DirecTV Group, Inc. Shareholders DirecTV Group, Inc. Common Stock DirecTV Group, Inc. Holdings Merger Sub One Merger Sub Two Sole Shareholder Sole Shareholder Source: Liberty Management (per Merger Agreement)

Transaction Overview 41 Overview of LEI Split-Off and Merger with DirecTV Step Three: Pre-Merger Exchange Immediately prior to the Merger, Malone and certain persons named in the Malone Agreement will contribute all shares of LEI Series B Common Stock beneficially owned by them in exchange for a number of shares of Class B Holdings Common Stock based on the Splitco Exchange Ratio, subject to adjustment (the "Pre-Merger Exchange") LEI Shareholders LEI Common Stock LEI Malone et al. Holdings Class B Common Stock Exchange: Malone et al. exchanges LEI Class B common stock for Holdings Class B common stock based on the Splitco Exchange Ratio of approximately 1.11111 shares, subject to adjustment DirecTV Group, Inc. Shareholders Holdings Merger Sub One Merger Sub Two Sole Shareholder DirecTV Group, Inc. Source: Liberty Management (per Merger Agreement)

Transaction Overview 42 Overview of LEI Split-Off and Merger with DirecTV Step Four: DTV / Holdings Merger DirecTV Group, Inc. merges into Merger Sub One, with DirecTV Group, Inc. continuing as the surviving corporation and a subsidiary of Holdings. Each share of DTV common stock is converted into 1 share of Holdings Class A common stock DirecTV Group, Inc. Shareholders DirecTV Group, Inc. Holdings Merger Sub One Merger Sub Two Sole Shareholder Merger Malone et al. Former DirecTV Group, Inc. Shareholders Holdings DirecTV Group, Inc. Merger Sub Two Sole Shareholder Exchange: DirecTV Group, Inc. shareholders receive 1 share of Holdings Class A Common Stock for each share of DTV common stock held Malone et al. Source: Liberty Management (per Merger Agreement)

Transaction Overview 43 Overview of LEI Split-Off and Merger with DirecTV Step Five: LEI / Holdings Merger Merger Sub Two merges with LEI, with LEI continuing as the surviving corporation as a subsidiary of Holdings. Each share of LEI Class A and Class B common stock is converted into shares of Holdings Class A common stock based on the Splitco Exchange Ratio of approximately 1.11111, subject to adjustment Former DirecTV Group, Inc. Shareholders Holdings DirecTV Group, Inc. Merger Sub Two Holdings Class A Common Stock LEI Shareholders LEI LEI Common Stock Merger Exchange: Each share of LEI Series A common stock and LEI Series B common stock will be converted into shares of Holdings Class A Common Stock based on the Splitco Exchange Ratio of approximately 1.11111 shares, subject to adjustment Malone et al. Holdings Class B Common Stock Former DirecTV Group, Inc. Shareholders Holdings DirecTV Group, Inc. LEI Holdings Class A Common Stock Former LEI Shareholders Sole Shareholder Malone et al. Holdings Class A Common Stock Holdings Class B Common Stock Source: Liberty Management (per Merger Agreement)

Transaction Overview 44 Overview of LEI Split-Off and Merger Economic Implications and Voting Requirements Economics Voting Split-Off 0.9 of each share of Series A Liberty Entertainment common stock (LMDIA) will be redeemed for 0.9 of a share of LEI Series A common stock with 1 vote per share 0.9 of each share of Series B Liberty Entertainment common stock (LMDIB) will be redeemed for 0.9 of a share of LEI Series B common stock with 10 votes per share Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash The Split-Off is conditioned upon the approval of a majority of the aggregate voting power of both Series A and Series B shares of Liberty Entertainment common stock (LMDI) present and voting together at the Liberty stockholder meeting. Holders of Series A Liberty Entertainment common stock have one vote per share. Holders of Series B Liberty Entertainment common stock have ten votes per share Note that the proposed side agreement with Dr. and Mrs. Malone (i.e., the Malone Agreement) currently provides that the Malones will vote their shares in favor of the Split-Off and appoints DirecTV as their proxy for such vote The Pre- Merger Exchange Pursuant to the Malone Agreement, immediately prior to the Merger, John C. Malone and certain other persons named in the Malone Agreement contribute all shares of LEI Class B common stock beneficially owned by the them in exchange for a number of Holdings Class B common stock based on the Splitco Exchange Ratio of approximately 1.11111, subject to adjustment N/A The Merger Each share of LEI Series A and Series B common stock is converted into a number shares of Holdings Class A common stock based on the Splitco Exchange Ratio of approximately 1.11111 shares, subject to adjustment Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash As a condition precedent of the Merger, the approval to the Split-Off described above shall have been received, and holders of a majority of the aggregate voting power of the Series A Liberty Entertainment common stock (LMDIA), other than the Malones, his affiliates and directors/officers of Liberty, must have approved (i) the Split-Off, (ii) the Malone Agreement and (iii) the Merger Agreement at the Liberty stockholder meeting As a condition precedent of the Merger, holders of a majority of the outstanding shares of DirecTV common stock (other than the Malones, his affiliates, Liberty, and directors/officers of Liberty) must have approved the Merger Agreement Source: Liberty Management, Merger Agreement

Supplemental Materials 45 Appendix B: Supplemental Materials

Supplemental Materials 46 Selected Public Trading Comparables Diversified Media and Cable Networks ($ in millions, except per share data) Closing % of 52 Equity 2009 - 2011 Calendarized 5-Year Price Week Market Enterprise EV / EBITDA EBITDA P/E Multiples (2) EPS Company 1-May-2009 High Cap (1) Value (1) LTM 2009 2010 CAGR 2009 2010 CAGR (2) Diversified Media CBS Corporation $ 7.24 29% $ 4,918 $ 11,495 4.3 x 6.1 x 5.7 x 8.8% 9.1 x 7.6 x 1.0 % News Corp. 9.26 46 17,059 27,563 5.1 5.6 5.2 6.4 12.5 10.5 2.0 Time Warner Inc. (3) 22.84 62 27,395 40,533 5.6 6.0 6.0 1.1 12.4 13.2 10.5 Viacom, Inc. 20.72 52 12,565 19,813 5.9 6.6 6.2 6.1 10.3 8.9 7.1 Walt Disney Co. 21.94 63 35,762 47,866 5.6 6.4 5.9 7.0 12.8 11.4 9.2 Mean 50% $ 19,540 $ 29,454 5.3 x 6.1 x 5.8 x 5.9% 11.4 x 10.3 x 6.0 % Median 52 17,059 27,563 5.6 6.1 5.9 6.4 12.4 10.5 7.1 Cable Networks Discovery Communications, Inc. $ 18.61 77 7,840 11,531 9.3 9.0 8.0 9.4 15.9 13.2 14.0 Scripps Networks Interactive, Inc. (4) 27.45 64 4,504 5,456 8.2 9.1 8.1 11.7 17.9 15.9 8.2 Liberty Media Interactive (5) 5.53 32 974 7,427 NA 5.5 5.1 5.6 13.2 10.8 6.5 Mean 58% $ 4,439 $ 8,138 8.7 x 7.9 x 7.1 x 8.9% 15.7 x 13.3 x 9.6 % Median 64 4,504 7,427 8.7 9.0 8.0 9.4 15.9 13.2 8.2 (1) Source: Latest publicly available financial statements. Equity Market Cap based on diluted shares outstanding. (2) Sources: LTM numbers are based on latest publicly available financial statements. Projected revenues, EBITDA, EBIT, and EPS are based on IBES median estimates and/or other Wall Street research. All research estimates have been calendarize (3) All market and operational data pro forma for TWC spin / split; assumes 100% spin (4) Applies Goldman Sachs Equity Research estimated fair value of Minority Interest stake rather than book value to derive Enterprise Value. (5) Balance Sheet pro forma for pending acquisition of Celebrate Express for $31.1mm. No adjustments have been made for Sirius XM transaction.

Supplemental Materials 47 Liberty Entertainment (LMDIA) – Trading History Since LMDIA Tracker Creation (04-Mar-2008) ($ per share) $10.00 $20.00 $30.00 Mar-2008 May-2008 Aug-2008 Nov-2008 Feb-2009 Apr-2009 Daily from 04-Mar-2008 to 01-May-2009 Closing Price (USD) Liberty Entertainment (LMDIA) $24.33 Sept 3: Liberty Media announces plans to split-off Liberty Entertainment Dec 12: Liberty Media announces plan to split-off a majority of Liberty Entertainment, which will be composed of 52% of DTV, 50% of GSN, 100% of FUN & 100% of RSNs (at time of announcement), with expected completion in Q2 2009 Nov 3: Liberty announces deferral of its split-off plans and announces a shift of bonds and cash from Liberty Entertainment to another of its tracking stocks, Liberty Interactive Apr 3: Liberty announces the purchase of 78.3 million DTV common shares in a private transaction increasing Liberty's ownership to approximately 48% (at the time) Statistic Value 1 Month $ 22.90 3 Months 19.96 6 Months 17.67 Since Tracker Creation (04-Mar-2008) 21.55 Source: Bloomberg, Factiva, Company press releases

Supplemental Materials 48 Indexed Price Chart Since LMDIA Tracker Creation 20% 40% 60% 80% 100% 120% 140% Mar-2008 May-2008 Jun-2008 Aug-2008 Oct-2008 Dec-2008 Feb-2009 Apr-2009 Daily from 04-Mar-2008 to 01-May-2009 Indexed Price LMDIA DTV Cable Networks (1) Cable Operators (2) Diversified Media (3) (2.7%) (6.0%) (33.1%) (23.8%) (47.8%) Source: Bloomberg 1 Cable Networks composite includes DISCA, LINTA and SNI. 2 Cable Operators composite includes CMCSA and CVC. 3 Diversified Media composite includes CBS, VIAB, TWX, DIS and NWS.

Supplemental Materials 49 Liberty Entertainment (LMDIA) Shares Traded at Various Prices ($ per share) 3 Months 6 Months 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 16.75 to 18.37 18.38 20.01 21.64 23.27 to 24.90 Daily from 02-Feb-2009 to 01-May-2009 Volume (000) Weighted Average Price: 20.11 USD Total Shares Traded as Percent of Shares Outstanding: 38.86% 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 10.23 to 13.15 13.16 16.1 19.03 21.97 to 24.90 Daily from 03-Nov-2008 to 01-May-2009 Volume (000) Weighted Average Price: 17.26 USD Total Shares Traded as Percent of Shares Outstanding: 81.65% Since LMDIA Split Announcement (09-Sep-2008) Since Creation of LMDIA Tracker (04-Mar-2008) 0 50,000 100,000 150,000 200,000 250,000 10.23 to 13.61 13.62 17.02 20.41 23.81 to 27.20 Daily from 09-Sep-2008 to 01-May-2009 Volume (000) Weighted Average Price: 17.93 USD Total Shares Traded as Percent of Shares Outstanding: 105.50% 0 50,000 100,000 150,000 200,000 250,000 300,000 10.23 to 13.79 13.8 17.37 20.93 24.50 to 28.07 Daily from 04-Mar-2008 to 01-May-2009 Volume (000) Weighted Average Price: 20.78 USD Total Shares Traded as Percent of Shares Outstanding: 174.83% Source: Bloomberg

Supplemental Materials 50 Illustrative Value Implications Sensitivity to DTV Share Price ($ in millions, except per share data) Illustrative DTV share price $ 19.66 $ 22.11 $ 24.57 $ 27.03 $ 29.48 Assumed Premium / (Discount) to Current Price ($ 24.57) (20.0)% (10.0)% 0.0% 10.0% 20.0 % Implied Equity Value 1 $ 19,996 $ 22,495 $ 24,995 $ 27,494 $ 29,994 Implied Enterprise Value 2 24,867 27,366 29,866 32,365 34,865 DTV 2009E EBITDA Multiple 3 4.4 x 4.9 x 5.3 x 5.8 x 6.2 x Implied Value of Private Assets Fixed Exchange Ratio 1.11 x 1.11 x 1.11 x 1.11 x 1.11 x Holdings Shares issued to LEI 4 518.3 518.3 518.3 518.3 518.3 Implied Equity Consideration to LEI Shareholders $ 10,188 $ 11,461 $ 12,735 $ 14,008 $ 15,282 Current Liberty stake in DTV @ 4.0% Premium $ 11,220 $ 12,623 $ 14,025 $ 15,428 $ 16,830 (-) Liability Associated with LEI Options (30) (65) (126) (192) (260) (-) Net Debt (Post-Spin)5 (1,912) (1,912) (1,912) (1,912) (1,912) Value (Liability) Associated with DTV Collar 6 412 231 47 (141) (334) Liberty Transaction Value (ex. Private Assets) $ 9,690 $ 10,877 $ 12,035 $ 13,183 $ 14,324 Implied Value of Private Assets $ 498 $ 584 $ 700 $ 826 $ 957 Implied Blended EBITDA Multiple of Private Assets 7 5.5 x 6.5 x 7.8 x 9.2 x 10.7 x Implied Value Change to Liberty Liberty Transaction Value (ex. Private Assets) $ 9,690 $ 10,877 $ 12,035 $ 13,183 $ 14,324 Liberty Value (incl Private Assets @ 700mm) 8 10,390 11,577 12,735 13,883 15,024 Implied Holdings shares issued to LEI 4 528.6 523.5 518.3 513.7 509.6 "Breakeven" Exchange Ratio 1.13 x 1.12 x 1.11 x 1.10 x 1.09 x "Excess shares" issued to LEI 9 (10.3) (5.2) 0.0 4.6 8.7 Value Gain / (Loss) to LEI $(202) $(116) $ 0 $ 126 $ 257 Implied Accretion to LEI Shareholder Value 8.8% 9.2% 9.7% 10.3% 10.9% Source: Bloomberg, Public Filings and IBES 1 Implied equity value based on 1,017.3mm DTV shares outstanding per FY08 10-K. 2 Assumes DTV net debt of $4,871mm per FY08 10-K, including adjustment for value of public holdings. 3 2009E WholeCo. EBITDA based on projections by IBES projections, as of 01-May-2009, used per direction of Liberty Management. 4 Based on LEI shares outstanding multiplied by illustrative transaction exchange ratio. Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash. 5 Net Debt based on $1,999mm derivative borrowing (related to collar loan) and $74mm cash associated with 100% of cash at the Regional Sport Networks and 100% of cash at the LEI corporate level per Liberty Management. Also includes 65% of cash at GSN. 6 Collar value at various DTV share prices calculated using Black-Scholes methodology. 7 Per projections by RSN and GSN Management, 2009E EBITDA for RSNs and GSN is $46mm and $68mm respectively. Implied private asset EBITDA multiple based on 100% of RSN EBITDA ($46mm) and 65% of GSN EBITDA ($44mm). 8 Illustrative private asset value of $700mm reflects midpoint of comparables based valuation of the Regional Sports Networks and Game Show Network (65%). 9 “Excess shares” issued to LEI = Shares issued to LEI in a fixed exchange ratio transaction – Shares issued to LEI in a variable exchange ratio transaction

Supplemental Materials 51 Illustrative Value Implications Sensitivity to Exchange Ratio ($ in millions, except per share data) Illustrative Exchange Ratio 1.07 x 1.09 x 1.11 x 1.13 x 1.15 x Implied Premium Paid for DTV Stake Holdings Shares issued to LEI1 499.6 509.0 518.3 527.6 537.0 $ 12,276 $ 12,505 $ 12,735 $ 12,964 $ 13,193 (+) Liability Associated with LEI Options 126 126 126 126 126 (+) Net Debt (Post-Spin) 2 1,912 1,912 1,912 1,912 1,912 (-) Value Associated with DTV Collar 3 (47) (47) (47) (47) (47) (-) Midpoint Illustrative Value of Private Assets 4 (700) (700) (700) (700) (700) Implied Current Value of LEI Stake in DTV $ 13,567 $ 13,796 $ 14,025 $ 14,255 $ 14,484 Implied Value/Share of DTV Shares held by LEI 5 $ 24.72 $ 25.14 $ 25.56 $ 25.98 $ 26.40 Implied Premium Paid for DTV Shares held by LEI 0.6% 2.3% 4.0% 5.7% 7.4 % DTV WholeCo 2009E EBITDA Multiple 6 5.4 x 5.4 x 5.5 x 5.6 x 5.7 x PF Ownership of LEI Shareholders in DTV 7 51.6% 52.1% 52.5% 53.0% 53.4% Implied Accretion to LEI Shareholder Value 7.8% 8.7% 9.7% 10.6% 11.5% Implied Value Paid for Private Assets $ 12,276 $ 12,505 $ 12,735 $ 12,964 $ 13,193 (-) Liberty Stake in DTV @ Transaction Premium $(14,025) $(14,025) $(14,025) $(14,025) $(14,025) (+) Liability Associated with LEI Options 126 126 126 126 126 (+) Net Debt (Post-Spin) 2 1,912 1,912 1,912 1,912 1,912 (-) Fixed Value (Liability) Associated with DTV Collar 3 (47) (47) (47) (47) (47) Implied Value of Private Assets in Transaction $ 242 $ 471 $ 700 $ 929 $ 1,158 Implied Blended EBITDA Multiple of Private Assets 8 2.7 x 5.2 x 7.8 x 10.4 x 12.9 x Implied Equity Consideration to LEI @ current DTV market price Implied PF Value to LEI @ current DTV market price Source: Bloomberg, Public Filings and IBES Note: Market prices as of 01-May-2009 1 Based on LEI shares outstanding multiplied by illustrative transaction exchange ratio. Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash. 2 Net Debt based on $1,999mm derivative borrowing (related to collar loan) and $74mm cash associated with 100% of cash at the Regional Sport Networks and 100% of cash at the LEI corporate level per Liberty Management. Also includes 65% of cash at GSN. 3 Collar value at various DTV share prices calculated using Black-Scholes methodology. 4 Illustrative private asset value of $700mm reflects midpoint of comparables based valuation of the Regional Sports Networks and Game Show Network (65%). 5 Implied value of DTV shares calculated based on 548.7mm DTV shares owned by Liberty. 6 2009E WholeCo. EBITDA based on IBES projections, as of 01-May-2009, used per direction of Liberty Management. 7 PF Ownership based on shares issued to Liberty Entertainment shareholders in transaction. Total PF shares outstanding is based on Holdings shared issued to Liberty Entertainment shareholders and 468.6mm publicly held DTV shares. 8 Per projections by RSN and GSN Management, 2009E EBITDA for RSNs and GSN is $46mm and $68mm respectively. Implied private asset EBITDA multiple based on 100% of RSN EBITDA ($46mm) and 65% of GSN EBITDA ($44mm).

Supplemental Materials 52 Analysis at Various Premia for LEI’s DTV Shares ($ in millions) Premium Paid for DTV Shares (4.0%) (2.0%) 0.0% 2.0% 4.0% Implied Value of LEI Stake in DTV 1 $ 12,943 $ 13,212 $ 13,482 $ 13,752 $ 14,025 Midpoint Illustrative Private Asset Value 2 700 700 700 700 700 Fixed Value of Collar (@ Current DTV Price)3 47 47 47 47 47 Total Implied LEI Asset Value $ 13,689 $ 13,959 $ 14,229 $ 14,498 $ 14,772 (-) Liability Associated with LEI Options 4 (126) (126) (126) (126) (126) (-) Net Debt 5 (1,912) (1,912) (1,912) (1,912) (1,912) Implied Equity Consideration for LEI $ 11,652 $ 11,922 $ 12,191 $ 12,461 $ 12,735 Implied Consideration per LEI share 7 $ 24.98 $ 25.56 $ 26.14 $ 26.71 $ 27.30 Current DTV Share Price 24.57 24.57 24.57 24.57 24.57 Implied Exchange Ratio 1.02 x 1.04 x 1.06 x 1.09 x 1.11 x LEI Shareholder PF Ownership 7 50.3% 50.9% 51.4% 52.0% 52.5% Pro Forma Transaction Equity Value $ 23,165 $ 23,435 $ 23,704 $ 23,974 $ 24,248 Pro Forma Transaction Enterprise Value 8 29,901 30,171 30,440 30,710 30,984 Breakeven Multiples Current 2009E EBITDA 9 5.3 x 5.3 x 5.3 x 5.4 x 5.4 x 5.4 x 2010E EBITDA 9 4.9 4.8 4.8 4.9 4.9 4.9 Source: Bloomberg, Public Filings and IBES Note: Market prices as of 01-May-2009 1 Assumes 548.7mm DTV shares owned by Liberty per company filings. 2 Illustrative private asset value of $700mm reflects midpoint of comparables based valuation of the Regional Sports Networks and Game Show Network (65%). 3 Collar value based on Black-Scholes methodology. 4 Liability associated with LEI options calculated as Treasury Stock Method dilution reflecting 90% of LMDI options and DTV share price as of 01-May-2009 share price. Value includes the tax benefit associated with the option dilution. Assumes 40% tax rate as per Liberty Management. 5 Net Debt based on $1,999mm derivative borrowing (related to collar loan) and $74mm cash associated with 100% of cash at the Regional Sport Networks and 100% of cash at the LEI corporate level per Liberty Management. Also includes 65% of cash at GSN. 6 Consideration per LEI share based on 466.5mm LEI shares outstanding. 7 PF Ownership based on shares issued to Liberty Entertainment shareholders in transaction. Total PF shares outstanding is based on Holdings shares issued to Liberty Entertainment shareholders and 468.6mm publicly held DTV shares. Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash. 8 PF Transaction Enterprise Value based on transaction equity value, DTV public equity value for 468.6mm shares, and net debt of $6,859mm consisting of $4,871mm DTV net debt, $1,912 LEI contributed net debt and collar value (per Black-Scholes methodology). 9 2009E and 2010E DTV EBITDA based on IBES projections, as of 01-May-2009, used per direction of Liberty Management. $90mm and $113mm EBITDA for private assets (RSNs and 65% of GSN) per projections by RSN and GSN Management.

Supplemental Materials 53 Analysis at Various Prices for Private Assets ($ in millions) Illustrative Value Paid for Private Assets $ 550 $ 600 $ 650 $ 700 $ 750 $ 800 $ 850 Value of Liberty's Stake in DTV at Current Market 1 $ 14,025 $ 14,025 $ 14,025 $ 14,025 $ 14,025 $ 14,025 $ 14,025 Value of Collar (@ Current DTV Price) 2 47 47 47 47 47 47 47 Total Implied LEI Asset Value $ 14,622 $ 14,672 $ 14,722 $ 14,772 $ 14,822 $ 14,872 $ 14,922 (-) Liability Associated with LEI Options 3 (126) (126) (126) (126) (126) (126) (126) (-) Net Debt 4 (1,912) (1,912) (1,912) (1,912) (1,912) (1,912) (1,912) Implied Equity Consideration for LEI $ 12,585 $ 12,635 $ 12,685 $ 12,735 $ 12,785 $ 12,835 $ 12,885 Implied Consideration per LEI share $ 26.98 $ 27.09 $ 27.19 $ 27.30 $ 27.41 $ 27.51 $ 27.62 Current DTV Share Price 24.57 24.57 24.57 24.57 24.57 24.57 24.57 Implied Exchange Ratio 1.10 x 1.10 x 1.11 x 1.11 x 1.12 x 1.12 x 1.12 x LEI Shareholder PF Ownership 5 52.2% 52.3% 52.4% 52.5% 52.6% 52.7% 52.8% Pro Forma Transaction Equity Value $ 24,098 $ 24,148 $ 24,198 $ 24,248 $ 24,298 $ 24,348 $ 24,398 Pro Forma Transaction Enterprise Value 6 30,834 30,884 30,934 30,984 31,034 31,084 31,134 Breakeven Multiples Current 2009E EBITDA 7 5.3 x 5.4 x 5.4 x 5.4 x 5.4 x 5.5 x 5.5 x 5.5 x 2010E EBITDA 7 4.9 4.9 4.9 4.9 4.9 5.0 5.0 5.0 Source: Bloomberg, Public Filings and IBES Note: Market prices as of 01-May-2009 1 Assumes 548.7mm DTV shares owned by Liberty per company filings. 2 Collar value based on Black-Scholes methodology illustrated in Appendix. 3 Liability associated with LEI options calculated as Treasury Stock Method dilution reflecting 90% of LMDI options and DTV share price as of 01-May-2009 share price. Value includes the tax benefit associated with the option dilution. Assumes 40% tax rate as per Liberty Management. 4 Net Debt based on $1,999mm derivative borrowing (related to collar loan) and $74mm cash associated with 100% of cash at the Regional Sport Networks and 100% of cash at the LEI corporate level per Liberty Management. Also includes 65% of cash at GSN. 5 PF Ownership based on shares issued to Liberty Entertainment shareholders in transaction. Total PF shares outstanding is based on Holdings shared issued to Liberty Entertainment shareholders and 468.6mm publicly held DTV shares. Share exchange assumes no fractional shares. Fractional shares in transaction paid with cash. 6 PF Transaction Enterprise Value based on transaction equity value, DTV public equity value for 468.6mm shares, and net debt of $6,859mm consisting of $4,871mm DTV net debt, $1,912 LEI contributed net debt and collar value (per Black-Scholes methodology). 7 2009E and 2010E DTV EBITDA based on IBES projections, as of 01-May-2009, used per directions of Liberty Management. $90mm and $113mm EBITDA for private assets (RSNs and 65% of GSN) per projections by RSN and GSN Management.

Supplemental Materials 54 Pro Forma Capital Structure Post-Split and Post-Merge ($ in millions) LEI DTV Pro Forma Holdings Term Loans: Term Loan A $ 500 $ 500 Term Loan B 921 921 Term Loan C 1,000 1,000 Collar Loan (Derivative Borrowing) 1,999 1,999 Total $ 1,999 $ 2,421 $ 4,420 Senior Notes: 8.375% Senior Notes due 2013 $ 910 $ 910 6.375% Senior Notes due 2015 1,000 1,000 7.625% Senior Notes due 2016 1,500 1,500 Total $ 0 $ 3,410 $ 3,410 Capital Leases 977 977 Other / Sub Debt 1 2 2 Total Debt $ 1,999 $ 6,810 $ 8,809 Cash 74 2,005 2,079 Net Debt $ 1,925 $ 4,805 $ 6,730 2008A EBITDA $ 47 $ 5,060 $ 5,107 Total Debt / CY EBITDA NM 1.3 x 1.7 x 2009E EBITDA $ 46 $ 5,599 $ 5,645 Total Debt / CY EBITDA NM 1.2 x 1.6 x Source: Liberty Management; Public Filings as of 31-Dec-2008 and IBES Note: Balance sheet cash post-split-off of Liberty Entertainment Inc. assumed to be $74mm cash associated with 100% of cash at the Regional Sport Networks and 100% of cash a LEI corporate level, per Liberty Management. LEI EBITDA includes 100% of EBITDA from Regional Sports Networks. Game Show Network accounted for using equity method; capital structure does not reflect GSN cash or EBITDA. DTV EBITDA per IBES projections, as of 01-May-2009, used per direction of Liberty Management.

Supplemental Materials 55 DirecTV Latin America Company Overview ($ in millions, except per subscriber data) Description Recent Transactions DTVLA is the leading provider of DTH digital television services throughout Latin America and the Caribbean, which includes South America, Central America, and Puerto Rico. DTVLA provides a wide selection of high-quality local and international programming under the DIRECTV and SKY brands to approximately 5.5 million subscribers Regions DTVLA Brazil PanAmericana Mexico Ownership 74% 100% 41% Partner Globo NA Televisa Brand SKY DIRECTV SKY Total Subscribers 1.7m 2.1m 1.7m Purchased Darlene’s 14% interest in DTVLA which resulted in a 100% ownership in DTVLA (Jan-2007) Sky Transactions: Consolidated DTH platforms of DIRECTV and SKY in Latin America — Acquired 12% equity interest in exchange for sale of DIRECTV Mexico subscribers in Sky Mexico and acquired News Corp’s and Liberty Media International’s interest in Sky Mexico; resulted in 41% ownership interest in Sky Mexico (16-Feb-2006) — Merged Brazil business by combining Galaxy Brasil Ltda. with Sky Brazil and acquired News Corp’s and Liberty Media International’s interests in Sky Brazil; resulted in 74% ownership interest in Sky Brazil (23-Aug-2006) Research Analyst Valuation Source: Date Valuation Methodologies Valuation Collins Stewart 7-Nov-2008 Valued at a range of 5.0x-7.0x 2008E EBITDA $3,450-$4,830 Deutsche Bank 10-Feb-2009 N/A 3,995 Kaufman Bros. 11-Feb-2009 Per-Sub FCF Valuation Analysis; 8.3x Terminal FCF Multiple; $864 value per sub 2,072 Median Value for DTVLA $ 3,995 Mean Value for DTVLA $ 3,402 Source: DirecTV Company Presentation and Public Filings, Wall Street Research Note: Collins Stewart midpoint of valuation range used for median and mean values for DTVLA

Supplemental Materials 56

Precedent Deals

Last 5 Years: All-Stock Deals Ranging From $10-20bn in Equity Value

($ in millions)

Premium Paid Relative to Stock Price

Date

Announced

Date

Effective Target Name Acquiror Name

Rank Value

of Target ($Mil)

Equity

Value

($mil)

1 Day Prior to

Announcement

1 Week Prior to

Announcement

4 Week Prior to

Announcement

21-Jun-2004 01-Nov-2004 SouthTrust Corp,Birmingham,AL Wachovia Corp,Charlotte,NC $ 14,156 $ 14,156 20.2% 25.5% 30.1%

16-Dec-2004 02-Jul-2005 Veritas Software Corp Symantec Corp 11,881 13,520 9.5 23.5 35.8

14-Jan-2005 13-Dec-2005 SIDANCO TNK-British Petroleum 2,546 14,473

31-Jan-2005 18-Nov-2005 AT&T Corp SBC Communications Inc 21,700 14,732 (6.6) 1.8 (3.4)

13-Apr-2005 12-May-2006 ZAO Polyus Shareholders 12,863 12,867

30-May-2005 23-Nov-2005 Bayerische Hypo- und Vereins Unicredito Italiano SpA 18,256 18,256 6.6 6.1 10.9

12-Jun-2005 30-Nov-2005 Bank Austria Creditanstalt AG Unicredito Italiano SpA 3,268 14,526 0.1 2.1 10.2

12-Mar-2006 08-Sep-2006 Reliance Infocomm Ltd Reliance Commun Ventures Ltd 5,577 10,196

28-Mar-2006 06-Oct-2006 Experian Ltd Shareholders 10,685 10,685

08-May-2006 09-Nov-2006 Fisher Scientific Intl Inc Thermo Electron Corp 12,027 10,292 7.0 14.1 17.3

25-May-2006 04-Nov-2006 AmSouth Bancorp,Alabama Regions Finl Corp 10,021 10,021 (2.0) 1.1 (1.0)

14-Jul-2006 01-Oct-2007 Banca Nazionale del Lavoro SpA BNP Paribas SA 125 11,732

25-Sep-2006 31-Aug-2007 OGK-5 Shareholders 2,756 11,483 88.4 87.6 66.7

17-Oct-2006 12-Jul-2007 CBOT Holdings Inc Chicago Mercantile Exchange 11,065 11,034 54.9 59.4 72.5 03-Dec-2006 02-Jul-2007 Mellon Financial,Pittsburgh,PA Bank of New York Co Inc,NY 15,680 15,680 (6.1) (7.3) (0.7) 19-Dec-2006 30-Jun-2007 Discover Financial Services Shareholders 15,098 15,098 02-Feb-2007 07-Mar-2007 Weyerhaeuser Co Weyerhaeuser Co 2,067 17,875 0.0 0.6 5.6 19-Feb-2007 26-Oct-2007 Metrovacesa SA Metrovacesa SA 6,829 15,786 0.0 0.9 (6.2) 06-Mar-2007 29-Jan-2008 Nikko Cordial Corp Citigroup Japan Holdings Ltd 4,466 14,345 36.1 19.2 36.6 10-Apr-2007 11-Jul-2007 Rodamco Europe NV Unibail Holding SA 18,504 14,815 13.4 16.5 22.6 11-Apr-2007 25-Jul-2007 SK Corp-Petrochemical Business Shareholders 16,984 16,984 08-Oct-2007 27-Jun-2008 Aare-Tessin fuer Elektrizitaet Atel Holding AG 4,597 11,228 4.4 8.4 20.3 17-Dec-2007 10-Jun-2008 Carolina Group Carolina Group 8,310 13,404 17-Dec-2007 13-Jun-2008 Loews Corp Loews Corp 5,015 13,404 63.7 55.9 72.4 12-May-2008 17-Nov-2008 St George Bank Ltd Westpac Banking Corp 17,933 17,933 27.7 22.6 43.3 17-Sep-2008 16-Jan-2009 HBOS PLC Lloyds TSB Group PLC 25,439 10,513 (37.0) (61.8) (59.1) 03-Oct-2008 31-Dec-2008 Wachovia Corp,Charlotte,NC Wells Fargo,San Francisco,CA 15,112 15,112 (30.0) (57.8) (56.0) 06-Oct-2008 Fortis Bank SA/NV BNP Paribas SA 12,765 17,020 03-Nov-2008 Unibanco Holdings SA Banco Itau Holding Financeira 8,465 15,069 182.3 182.3 182.3 Mean 21.6% 20.0% 25.0 % Median 6.8 11.2 18.8 Source: SDC

Supplemental Materials 57 DirecTV Earnings Forecast EBITDA Snakechart ($ per share) $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 May-2006 Dec-2006 Jul-2007 Feb-2008 Sep-2008 Apr-2009 Monthly from 31-May-2006 to 01-May-2009 Yearly EBITDA Estimate (in USD) 2006 2007 2008 2009 2010 2011 2012 2013 2006A $3,391 2007A $4,170 2008A $5,015 2009E $5,599 2010E $6,154 2011E $6,653 2012E $7,727 2013E $8,145 Source: IBES

Supplemental Materials 58 DirecTV Management Name and Role Biography Chase Carey President and Chief Executive Officer Mr. Carey is a Class III Director and has served as a Director and as the President and Chief Executive Officer of the Company since December 2003. From 2004 until December 2007, Mr. Carey served as a Director of News Corporation and from 1996 until 2002 he served as an Executive Director and Co-Chief Operating Officer of News. He served as a director, President and Chief Executive Officer of Sky Global Networks, Inc., a director and Co-Chief Operating Officer of Fox Entertainment Group, Inc. and was the Chairman and Chief Executive Officer of Fox Television. Mr. Carey is a Trustee Emeritus of Colgate University. Patrick T. Doyle Executive Vice President and Chief Financial Officer Pat Doyle is senior vice president and Chief Financial Officer of DirecTV, Inc. In his role, Doyle is responsible for all internal and external financial affairs within the Finance organization, including accounting, financial planning, treasury, business management, investor relations, audit, and tax. Prior to his current role, Doyle was senior vice president, treasurer, controller of the company. In this role, he was responsible for functions including accounting, payroll, site operations, purchasing, and tax. Doyle joined the company in 1992 as director, Taxes. He was appointed vice president, Taxes in October 1996 and was given the added responsibility for Corporate Development in June 1997. Previously, Doyle worked for oilfield services company Baker Hughes and public accounting firm Deloitte & Touche. A certified public accountant, Doyle is also a member of the Financial Executives Institute and the California Taxpayers Association board of directors. Michael W. Palkovic Executive Vice President of Operations Mike Palkovic is executive vice president, Operations for DirecTV, Inc. In his role, Palkovic oversees primary contacts with customers, from the initial point of sale through the life of the customer's programming service, including customer service, field services and supply chain management. Prior to his current role, Palkovic was executive vice president and chief financial officer of DirecTV, a role that he had held since July 2001. In this role, he was responsible for all internal and external financial affairs within the Finance organization. He has served as an executive vice president since 2004. Before joining DirecTV, Palkovic spent 14 years at Times Mirror Cable Television (TMCT) where he held a number of positions, including director of Business Operations, where he was responsible for directing the annual budget and review process, conducting operation and financial analyses and preparing strategic operational plans. Bruce Churchill Executive Vice President and President, DirecTV Latin America Mr. Churchill presently serves as the Executive Vice President of DirecTV, President - New Ventures and as President and Chief Executive Officer of DirecTV Latin America, LLC. He served as Chief Financial Officer of the Company from January 2004 until March 2005. Prior to joining the Company, Mr. Churchill served as President and Chief Operating Officer of STAR from May 2000 to January 2004. Previously, he served as the Deputy Chief Executive Officer of STAR since 1996. Prior to joining STAR, Mr. Churchill served as Senior Vice President, Finance at Fox Television. Larry D. Hunter Executive Vice President, General Counsel and Secretary Mr. Hunter currently serves as Executive Vice President, General Counsel and Secretary of the Company. He served as Senior Vice President from June 2001 to January 2004 and as General Counsel since December 2002. He was named Associate General Counsel in June 2001 and was named Corporate Vice President in August 1998. Mr. Hunter served a Chairman and Chief Executive Officer of DirecTV Japan from 1998 until 2001. John F. Murphy Senior Vice President, Controller and Chief Accounting Officer John F. Murphy currently serves as Senior Vice President, Controller and Chief Accounting Officer. He joined The DirecTV Group in October 2004 as Vice President & General Auditor responsible for global internal audit activities for the Group. Murphy has over 17 years of experience in finance, accounting and auditing as well as mergers and acquisitions. Prior to joining The DirecTV Group, Murphy served as Vice President - Finance and Emerging Businesses for Experian Group Ltd. Previously, Murphy was head of internal audit activities at International Rectifier, JDS Uniphase, and Nestle USA. He holds a M.B.A. from the Marshall School of Business at University of Southern California, a B.S. in Accounting from Fordham University and he is a licensed Certified Public Accountant. Romulo Pontual Executive Vice President and Chief Technology Officer Mr. Pontual currently serves as Executive Vice President and Chief Technology Officer of the Company. Previously, Mr. Pontual served as Executive Vice President, Television Platforms at News Corporation since 1996 where he represented News Corporation as a board member of three of its affiliated companies (Sky Brasil, Innova and iDirect). Source: Company Website

Supplemental Materials 59 DirecTV Independent Directors Director Background Ralph F Boyd, Jr. Mr. Boyd is a Class II Director and has served as a Director and a member Audit Committee and Nominating and Corporate Governance Committee since December 2003. Currently, Mr. Boyd serves as the Executive Vice President/ Community Relations of the Federal Home Loan Mortgage Corporation, or Freddie Mac, the Chairman, President and Chief Executive Officer of the Freddie Mac Foundation, and a Director of the Home Ownership Funding Corporation I and II, two real estate investment trust affiliates of Freddie Mac. Prior to that, Mr. Boyd was the General Counsel of Freddie Mac. He was a senior litigation partner in the law firm of Alston & Bird, LLP and an Assistant Attorney General of the United States for Civil Rights in the U.S. Department of Justice. He served a trial partner with the law firm of Goodwin Procter LLP. Mr. Boyd also served as an Assistant U.S. Attorney in the Criminal Division of the Boston U.S. Attorney's Office. Previously, Mr. Boyd was the United States Member to the United Nations Human Rights Commission's Committee on the Elimination of all forms of Racial Discrimination. He currently serves as a Trustee of the National Housing Partnership Foundation. Peter A. Lund Mr. Lund is a Class III Director, has served as a Director of the Company and a member of the Compensation Committee and Audit Committee since 2000. Mr. Lund is a private investor and media consultant. He served as President and Chief Executive Officer – CBS, Inc., and President and Chief Executive Officer – CBS Television and Cable. In a career spanning 20 years at CBS, Mr. Lund held numerous positions including President – CBS Broadcasting Group, President – CBS Sports, President – CBS Television Stations and President – CBS Television Network. Mr. Lund serves as a director of Crown Media Holdings, Inc. Emmis Communications Corporation. Nancy S. Newcomb Ms. Newcomb is a Class II Director and has served as a Director of the Company and as a member of the Company's Audit Committee since February 2006. She has been a member of the Nominating and Corporate Governance Committee since February 2008. Ms. Newcomb served as a senior corporate officer, risk management, of Citigroup. Prior to that, she served as a customer group executive, a division executive, Latin America, and as the principal financial officer responsible for liquidity, funding and capital management of Citicorp (the predecessor corporation). She is a member of the Board of Directors of Moody's Corporation and Sysco Corporation. Ms. Newcomb is also a member of the Governing Council of the Van Leer Group Foundation, the Netherlands. Haim Saban Haim Saban is a Class III Director and has served as a Director of the Company a member of the Compensation Committee since 2004. Mr. Saban is the Chairman and Chief Executive Officer of Saban Capital Group, Inc. Previously, he was the Chairman and Chief Executive Officer of Saban Music Group, Inc. Mr. Saban is a member of the board of directors of the French broadcaster Television Francaise 1, Chairman of the Board of Univision and Chairman of the Board of Broadcast Media Partners, Inc., which owns a controlling interest in Univision. Previously, he served as chairman and chief executive officer of Fox Family Worldwide. Neil R. Austrian Mr. Austrian is a Class I Director and has served as a Director of the Company and as Chairman of the Nominating Committee since December 2003. He has been a member of the Compensation Committee since February 2008. Mr. Austrian is a private investor. He served as Interim Chairman and Chief Executive Officer of Office Depot, Inc. from 2004 to 2005 where continues to serve as a Director. Mr. Austrian served as President and Chief Operating Officer of the National Football League and was a Managing Director of Dillon, Read & Co., Inc. Charles R. Lee Mr. Lee is a Class I Director and has served as a Director and a member of the Compensation Committee and the Nominating Committee since December 2003 and as Chairman of the Compensation Committee since February 2006. Mr. Lee served as the non-executive Chairman of Verizon Communications, Inc and previously, as Chairman and Co-Chief Executive Officer of Verizon. Previously, Mr. Lee served as Chairman and Chief Executive Officer of GTE Corporation. Currently, he serves on the Board of Directors of The Procter & Gamble Company, United Technologies Corporation, United States Steel Corporation and Marathon Oil Corporation. He is Trustee Emeritus and Presidential Councilor of Cornell University and serves on the Board of Overseers for the Weill Cornell Medical College. Source: Company Website